Exhibit 99.1  Form of Prospectus Supplement
PROSPECTUS SUPPLEMENT
(To Prospectus Dated _________)
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               $________ __________  Home Equity Loan Trust_____
            Home Equity Loan Pass-Through Certificates, Series _____
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      $__________ Class A-1 Group I Certificates, Variable Pass-Through Rate
      $__________ Class A-2 Group I Certificates, _____% Pass-Through Rate $__________ Class A-3 Group I Certificates, _____% Pass-Through Rate $__________ Class A-4 Group I Certificates, _____% Pass-Through Rate $__________ Class A-5 Group I Certificates, _____% Pass-Through Rate $__________ Class A-6 Group II Certificates, Variable Pass-Through Rate
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                     LOGO Home Equity Securitization Corp.
                                   Depositor
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The __________Home Equity Loan Asset Backed Certificates, Series _____ (the
"Certificates") will consist of six classes of offered certificates, the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, (collectively, the "Class A Group I Certificates" or the "Group I Certificates"), and the Class A-6 Group II Certificates (the "Class A-6 Group II Certificates" or the "Group II Certificates", together with the Group I Certificates and the Group II Certificates, the "Class A Certificates") which represent beneficial ownership interests in __________ Home Equity Loan Trust _____ (the "Trust"). The assets of the Trust consist of a pool (the "Pool") of fixed and adjustable rate, amortizing home equity loans which are secured by first or second liens on residential properties (the "Home Equity Loans"), the Certificate Insurance Policy (as defined below; see the Index of Principal Definitions on page i hereof) covering the Class A Certificates and amounts held from time to time in certain trust accounts.

The Company has obtained a financial guaranty insurance policy (the "Certificate Insurance Policy") from ____________________ (the "Certificate Insurer") which will unconditionally and irrevocably guarantee payment of certain amounts due to the Owners of the Class A Certificates to the extent described herein; see "The Certificate Insurance Policy and the Certificate Insurer -- The Certificate Insurance Policy" in this Prospectus Supplement.

                          INSURER LOGO          (Cover continued on next page)

For a discussion of certain risk factors regarding an investment in the Class A Certificates, see "Risk Factors" on page herein and on page __ of the accompanying Prospectus.

[__________ and ___________ (the "Underwriters") have agreed to purchase from the Trust the Class A-1 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-2 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-3 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-4 Group I Certificates at an aggregate price of _____% of the principal amount thereof, the Class A-5 Group I Certificates at an aggregate price of _____% of the principal amount thereof, and the Class A-6 Group II Certificates at an aggregate price of _____% of the principal amount thereof, (representing $__________ aggregate proceeds to the Company before deducting expenses payable by the Company, estimated at $______) plus accrued interest, if any, from __________ for the Class A-2, A-3, A-4 and A-5 Group I Certificates (together, the "Class A Fixed Rate Certificates") subject to the terms and conditions set forth in the Underwriting Agreement dated __________ among the Underwriters and the Company. See "Plan of Distribution" in this Prospectus Supplement.]

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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The Class A Certificates are offered hereby by the Underwriters when, as and if issued by the Trust, delivered and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Class A Certificates will be made in book-entry form only through the facilities of The Depository Trust Company, CEDEL, S.A. and Euroclear on or about __________ against payment in immediately available funds.


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(Cover continued from previous page)

[The Underwriters propose to offer the Class A Certificates from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale or at negotiated prices. For further information with respect to the plan of distribution and any discounts, commissions or profits on resale that may be deemed underwriting discounts or commissions, see "Plan of Distribution" in this Prospectus Supplement.]

[This Prospectus Supplement is to be used by First Union Capital Markets Corp., an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Certificates in which First Union Capital Markets Corp. acts as principal. First Union Capital Markets Corp. may also act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]

The Class A Group I Certificates will represent undivided ownership interests in a group ("Group I") of Home Equity Loans in the Trust which bear fixed rates of interest, and the Class A-6 Group II Certificates will represent undivided ownership interests in a group ("Group II") of Home Equity Loans in the Trust which bear adjustable rates of interest. Group I and Group II are collectively referred to herein as the "Home Equity Loan Groups" and each singularly, a "Home Equity Loan Group".

The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") among Home Equity Securitization Corp. as the Depositor (the "Depositor"), __________, as Master Servicer (the "Master Servicer"), and __________ (the "Trustee"). On or prior to the Closing Date, the Company will acquire the Home Equity Loans from the Originators, as described herein. Pursuant to a Purchase and Sale Agreement dated as of __________ (the "Sale Agreement"), the Company will sell the Home Equity Loans to the Depositor. The Depositor will in turn sell the Home Equity Loans to the Trust pursuant to the Pooling and Servicing Agreement. In addition to the Class A Certificates, the Trust will also issue a subordinate Class of Certificates with respect to Group I and Group II (the "Class B Certificates"), and one or more Classes of Residual Certificates. Only the Class A Certificates are offered hereby. Distributions of interest on the Class A Certificates are of an equal priority to the extent described herein, and distributions on the Class B Certificates and on the Residual Certificates are subordinate to distributions on the Class A Certificates to the extent described herein. See "Description of the Certificates" herein.

All of the Home Equity Loans were originated under the Company's Home Equity Loan Program by unaffiliated originators (the "Originators"). Except for certain representations and warranties relating to the Home Equity Loans and certain other matters, Home Equity Securitization Corp., __________, ________________, the Master Servicer, any Sub-Servicers and the Originators will have no obligations with respect to the Certificates.


Distributions of principal and interest on the Class A Certificates will be made to the extent funds are available therefor on the __ day of each month or if such day is not a business day, on the next succeeding business day commencing ___________ (each, a "Payment Date") to holders of record as of the close of business on the first business day of the current calendar month (with respect to the Class A Fixed Rate Certificates) or as of the close of business on the business day immediately preceding such Payment Date (with respect to the Class A-1 Group I Certificates and the Class A-6 Group II Certificates), except in the case of the first Payment Date, on which distributions will be made to holders of record as of the Closing Date (each such date being the applicable "Record Date").

An ERISA Plan purchasing the Class A Certificates should consult with its legal advisors concerning the impact of ERISA and the Code with respect to such purchase. See "Risk Factors" and "ERISA Considerations" herein.

There is currently no secondary market for any Class of the Class A
Certificates. There can be no assurance that a secondary market for any of the Class A Certificates will develop, or if it does develop, that it will continue. One or more elections will be made to treat certain assets of the Trust as "real estate mortgage
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investment conduits" ("REMICs") for federal income tax purposes, pursuant to the
Internal Revenue Code of 1986, as amended (the "Code"). See "Federal Tax Consequences" herein.



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THIS PROSPECTUS SUPPLEMENT DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE
OFFERING OF THE SECURITIES. ADDITIONAL INFORMATION IS CONTAINED IN THE PROSPECTUS AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN FULL. SALES OF THE SECURITIES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CLASS A CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

THE CLASS A CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF HOME EQUITY SECURITIZATION CORP., __________, THE TRUSTEE, THE CERTIFICATE INSURER, ANY SUB-SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED HEREIN. THE CLASS A CERTIFICATES AND THE HOME EQUITY LOANS ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY, NOR HAS ANY GOVERNMENTAL AGENCY PASSED UPON THE ACCURACY OF THE INFORMATION CONTAINED IN THIS PROSPECTUS.

                             AVAILABLE INFORMATION



                  The Depositor has filed a Registration Statement under the Securities Act of 1933, as amended, (the "1933 Act") with the Securities and Exchange Commission (the "Commission") on behalf of the Trust with respect to the Class A Certificates offered pursuant to this Prospectus Supplement and the related Prospectus. For further information, reference is made to the Registration Statement and amendments thereof and to the exhibits thereto, which are available for inspection without charge at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Chicago, Illinois 60661. Copies of the Registration Statement and amendments thereof and exhibits thereto may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the Commission maintains a site on the World Wide Web at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the Commission.


                             REPORTS TO THE HOLDERS


                  So long as the Class A Certificates are in book-entry form, monthly and annual reports concerning such Certificates and the Trust will be sent by the Trustee to Cede & Co. ("Cede"), as the nominee of The Depository Trust Company ("DTC") and as registered holder of the Class A Certificates pursuant to the Pooling and Servicing Agreement. DTC will forward such reports to the Participants and indirect participants by mail for forwarding to the Owner of any Class A Certificates (the "Owner" or "Certificateholder"). See "Risk Factors" and "Description of the Certificates -- Reports to Owners". The Trust will not provide any financial information to the Owners which has been examined and reported upon, with an opinion expressed by, an independent public accountant. The Company and the Depositor have determined that their respective financial statements are not material to the offering made hereby. The Trust will have no assets or obligations prior to issuance of the Certificates and will engage in no activities other than those described herein. Accordingly, no financial statements with respect to the Trust are included in this Prospectus Supplement and the related Prospectus.




                                      S-4


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                                    SUMMARY


         This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Reference is made to the Indices of Principal Definitions for the location in either the Prospectus or this Prospectus Supplement of the definitions of certain capitalized terms.


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Issuer                                        __________  Home Equity Loan Trust _____ (the "Trust").

Securities Offered                            $________   aggregate principal amount of Class A-1 Group I
                                               Certificates,    Variable   Pass-Through   Rate;   $________
                                               aggregate   principal   amount   of   Class   A-2   Group  I
                                               Certificates, _____% Pass-Through Rate; $_________ aggregate principal  amount of Class A-3 Group I Certificates,  _____%
                                               Pass-Through Rate;  $________  aggregate principal amount of
                                               Class A-4 Group I Certificates,  _____%  Pass-Through  Rate;
                                               $_________  aggregate  principal amount of Class A-5 Group I
                                               Certificates,   _____%   Pass-Through  Rate;  and  $________
                                               aggregate   principal   amount   of  Class   A-6   Group  II
                                               Certificates.

Company                                       ___________ (the "Company").

Depositor                                      Home Equity  Securitization  Corp.,  a Delaware  corporation
                                               (the "Depositor").

Master Servicer                                __________,  a __________  corporation (the "Master
                                               Servicer").

Trustee                                       __________ (the "Trustee").

Originators of the Home Equity Loans           The  Home  Equity  Loans  to be  acquired  by  the  Trust  have  been acquired by the Company from the Originators,  in accordance with the Company's underwriting criteria.

Original Pool Principal  Balance              $___________ as of the close of business on the Cut-Off Date.
Original Group I Pool Principal Balance       $___________ as of the close of business on the Cut-Off Date.
Original Group II Pool Principal Balance      $___________ as of the close of business on the Cut-Off Date.

Closing Date                                  On or about __________.

Cut-Off Date                                  ___________.

Description of the Certificates                The Certificates  will be issued by the Trust pursuant to a
                                               Pooling  and   Servicing   Agreement   to  be  dated  as  of
                                               ___________  (the "Pooling and Servicing  Agreement")  among the Master  Servicer,  the  Depositor  and the Trustee.  The
                                               $________  aggregate  principal  amount  of  Class A Group I
                                               Certificates   (collectively,   the   "Class   A   Group   I
                                               Certificates"  or  the  "Group  I  Certificates"),  and  the
                                               $________  aggregate  principal amount of Class A-6 Group II
                                               Certificates  (the "Class A-6 Group II  Certificates" or the
                                               "Group II



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                                               Certificates"), are senior certificates as described herein.



                                               The assets of the Trust  initially  will  include two groups
                                               (each, a "Home Equity Loan Group") of closed-end home equity loans (the "Home  Equity  Loans")  secured by  mortgages  or deeds of  trust  (the  "Mortgages")  on  one-to-four  family residential  properties (the  "Mortgaged  Properties") to be conveyed  to the  Trust on the  Closing  Date.  The  Group I
                                               Certificates will represent undivided ownership interests in a group of  fixed-rate  Home Equity  Loans  ("Group I"). The
                                               Group II  Certificates  will represent  undivided  ownership interests  in a group of  adjustable-rate  Home Equity Loans
                                               ("Group II").

                                               The Trust will  issue a  subordinate  Class of  Certificates with  respect  to  Group  I  and  Group  II  (the  "Class  B
                                               Certificates"),  which are subordinated to the Class A Group
                                               I Certificates and the Class A-6 Group II Certificates.  The
                                               Class B Certificates are not being offered hereby. The Trust will also  issue one  residual  class of  Certificates  with respect  to  each  REMIC  election  made by the  Trust  (the
                                               "Residual  Certificates") which are not being offered hereby and will  initially  be  retained  by the  Depositor  or its affiliates. The Class A Group I Certificates,  the Class A-6
                                               Group II  Certificates,  the  Class B  Certificates  and the
                                               Residual  Certificates are  collectively  referred to as the
                                               "Certificates".  The  Class A Group I  Certificates  and the
                                               Class A-6 Group II Certificates are collectively referred to as the "Class A Certificates"





A. Class A Group I                             The Class A Group I Certificates represents senior beneficial ownership interests in Group I. One hundred percent (100%) of the Group I Insured Distribution Amount (as described herein
    Certificates                               under "Description of the Certificates") due to the Owners of
                                               the Class A Group I Certificates on each Payment Date is
                                               guaranteed by the Certificate Insurer. The final scheduled
                                               Payment Date for the Class A-1 Group I Certificates is
                                               ___________, for the Class A-2 Group I Certificates is
                                               _______, for the Class A-3 Group I Certificates is _______,
                                               for the Class A-4 Group I Certificates is _________ and for
                                               the Class A-5 Group I Certificates is _______. Each Class of
                                               Class A Group I Certificates is issuable in original
                                               principal amounts of $1,000 and integral multiples thereof except that one certificate for each Class of Class A Group I
                                               Certificates may be issued in a different amount

B. Class A-6 Group                             The  Class  A-6  Group  II   Cetificates   represent   senior
                                               beneficial  ownership  interests  in Group  II.  One  hundred
    II Certificates                            percent  (100%) of the Group II Insured  Distribution  Amount
                                               (as described herein under "Description of the Certificates")
                                               due to the Owners of the Class A-6 Group II  Certificates  on
                                               each Payment Date is guaranteed by the  Certificate  Insurer.
                                               The final  scheduled  Payment Date for the Class A-6 Group II
                                               Certificates is _______.  The Class A-6 Group II Certificates
                                               are  issuable  in  original  principal  amounts of $1,000 and integral multiples thereof except that one certificate may be issued in a different amount.



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The  Home Equity Loan Pool                     The  statistical  information  concerning  the  Pool of  Home
                                               Equity Loans is based upon Pool  information as of the close of business on ___________ (the "Cut-Off Date").

                                               The Pool of Home Equity Loans  consists of Notes  secured by mortgages,  deeds of trust  or  other  instruments  creating liens or estates in fee simple  interests  ("Mortgages")  on
                                               one-  to  four-family  residential   properties,   including
                                               investment  properties.  The Home  Equity  Loans will not be insured by primary mortgage insurance policies, nor will any pool insurance insure the Home Equity Loans. The Home Equity
                                               Loans are not guaranteed by the Company, the Depositor,  the
                                               Master Servicer,  the  Sub-Servicers,  the Trustee or any of
                                               their respective  affiliates.  The Home Equity Loans will be serviced  by the  Master  Servicer  on a  "scheduled/actual"
                                               basis (i.e.,  "scheduled"  interest  and "actual"  principal receipts are required to be remitted by the Master  Servicer to the Trustee each month).

                                               Each Home  Equity  Loan in the Trust will be assigned to one of two home  equity  loan  groups  ("Group I" or "Group II", each, a "Home  Equity Loan Group")  comprised of Home Equity
                                               Loans  which bear  fixed-interest  rates only in the case of
                                               Group  I,  and  Home  Equity  Loans  which  bear  adjustable interest  rates  only in the  case of  Group  II.  As of the
                                               Cut-Off  Date,  the  Home  Equity  Loans  in  Group I had an
                                               aggregate principal balance of approximately  $________ (the
                                               "Original  Group I Pool  Principal  Balance")  and the  Home
                                               Equity Loans in Group II had an aggregate  principal balance of  approximately  $________  (the  "Original  Group II Pool
                                               Principal  Balance").  The sum of the Original  Group I Pool
                                               Principal  Balance and the Original  Group II Pool Principal
                                               Balance is equal to the "Original Pool Principal Balance".

                                               The  Pool of Home  Equity  Loans  in  Group  I  consists  of
                                               approximately   _____   Mortgages   secured   by   Mortgaged
                                               Properties   located  in  __  states  and  the  District  of
                                               Columbia.  The Pool of Home Equity Loans in Group I consists as of the Cut-Off Date and as a  percentage  of the Original
                                               Group I Pool Principal Balance,  of approximately  _____% of loans  secured  by  first  liens  on the  related  Mortgaged
                                               Properties  and  approximately  ____%  of loans  secured  by second liens on the related Mortgaged  Properties.  The Pool of Home Equity  Loans in Group I consists  of  approximately
                                               _____% of loans secured by primary residences. _____% of the
                                               Home Equity  Loans in Group I will be fully  amortizing  and
                                               _____%  of the Home  Equity  Loans in Group I are  partially amortizing  loans ("Balloon  Loans").  The weighted  average
                                               Combined   Loan-to-Value   Ratio   (with   property   values
                                               calculated as of the time of origination of the related Home
                                               Equity  Loan) of the Pool of Home Equity Loans in Group I is
                                               approximately _____% with a range from approximately ______%
                                               to  approximately   ______%;  the  weighted  average  stated
                                               remaining term to maturity is approximately ___ months, with a range from ___ months to ___ months;  the weighted average number of months since origination is approximately months;


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                                               the average  principal  balance of the Home Equity  Loans in
                                               Group I is  approximately  $______,  the  highest  principal balance is  approximately  $______ and the lowest  principal balance is  approximately  $________;  the coupon rates (the
                                               "Coupon  Rates") of the Home  Equity  Loans in Group I range from ___% per annum to ______%  per  annum,  with a weighted average Coupon Rate of approximately ____% per annum.

                                               The  Pool of Home  Equity  Loans in  Group  II  consists  of
                                               approximately   _____   Mortgages   secured   by   Mortgaged
                                               Properties   located  in  __  states  and  the  District  of
                                               Columbia. The Pool of Home Equity Loans in Group II consists as of the Cut-Off Date and as a  percentage  of the Original
                                               Group II Pool Principal Balance, of ___% of loans secured by first liens on the related Mortgaged Properties. The Pool of
                                               Home  Equity  Loans in Group II  consists  of  approximately
                                               ____% of loans secured by primary residences.  _____% of the
                                               Home Equity Loans in Group II will be fully  amortizing  and
                                               _____%  of the Home  Equity  Loans  in Group II are  Balloon
                                               Loans.  The  weighted  average   Loan-to-Value  Ratio  (with
                                               property values  calculated as of the time of origination of the  related  Home  Equity  Loan) of the Pool of Home Equity
                                               Loans in Group II is approximately  _____% with a range from approximately _____% to approximately  ______%; the weighted average stated  remaining term to maturity is  approximately
                                               ____ months, with a range from ___ months to ___ months; the weighted  average  number of  months  since  origination  is approximately _ month; the average  principal balance of the
                                               Home Equity Loans in Group II is approximately  $_____,  the highest principal  balance is approximately  $______ and the lowest  principal  balance  is  approximately  $______;  the
                                               Coupon Rates of the Home Equity Loans in Group II range from
                                               ____% per annum to ____% per annum,  with a weighted average
                                               Coupon Rate of approximately ____% per annum; the margins of the Home Equity  Loans in Group II range from ____% to ____%
                                               with a weighted  average margin of  approximately  ____% per annum.  The Coupon  Rates of Home  Equity  Loans in Group II bear  interest  rates  that  adjust  semi-annually  based on six-month  LIBOR.  In general the interest rates on the Home
                                               Equity  Loans in Group II are subject to  periodic  interest rate caps and lifetime interest rate ceilings.  ____% of the aggregate  principal  balance  of the Home  Equity  Loans in
                                               Group  II were  fixed  rate  loans  that,  in 2  years  from origination,  will be converted into variable rate loans and
                                               ____% of the aggregate  principal balance of the Home Equity
                                               Loans in Group II were  fixed rate  loans  that,  in 3 years from  origination,  will be  converted  into  variable  rate loans.


Class A-1 Pass-                                On each Payment Date, the "Class A-1 Pass-Through Rate" will be equal to the lesser of (i) the London  interbank  offered
Through Rate                                   rate for one-month  United States dollar deposits  ("LIBOR")
                                               (calculated   as  described   under   "Description   of  the
                                               Certificates  --  Calculation of LIBOR") as of the second to last business day prior to the immediately preceding Payment
                                               Date (or as of the second to the last  business day prior to the Closing Date in the case of the first



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                                               Payment  Date)  plus  ____% per annum and (ii) the  weighted average net coupon rate (i.e.,  the weighted  average coupon rate on the Home Equity Loans in Group I less the sum of the per annum rates at which the  Servicing  Fees,  Trustee fees and Certificate  Insurer premiums are calculated,  which sum shall not exceed ___% for any Payment  Date) for Group I for such Payment Date (the "Group I Available Funds Pass-Through
                                               Rate").




Class a-2 Pass-Through Rate                    _____% per annum.


Class A-3 Pass Through Rate                    _____% per annum.




Class  A-4 Pass-Through Rate                   _____% per annum; provided, that on no Payment Date will the
                                               Class  A-4  Pass-Through  Rate be  greater  than the Group I
                                               Available Funds Pass-Through Rate.




Class A-5 Pass-Through Rate                    ____% per annum.



Class A-6 Pass-Through Rate                    On each Payment Date, the "Class A-6 Pass-Through Rate" will be equal to the lesser of (i) LIBOR as of the second to last business day prior to the immediately preceding Payment Date
                                               (or as of the second to the last  business  day prior to the
                                               Closing  Date in the case of the first  Payment  Date)  plus
                                               ____% per annum,  and (ii) the  weighted  average net coupon rate (i.e.,  the  weighted  average  coupon rate on the Home
                                               Equity Loans in Group II less the sum of the per annum rates at which the Servicing  Fees,  Trustee fees and  Certificate
                                               Insurer premiums are calculated,  which sum shall not exceed
                                               ___% for any  Payment  Date) for  Group II for such  Payment
                                               Date and less ___% on the ___  Payment  Date and  thereafter
                                               (the "Class A-6 Available Funds Pass-Through Rate").


                                               The "Class A-6 Formula Pass-Through Rate" for a Payment Date
                                               is the rate  described  in clause (i) of the  definition  of
                                               "Class A-6 Group II Pass-Through Rate" on such Payment Date.
                                               The excess, if any, of (x) the interest due on the Class A-6
                                               Certificates on any Payment Date calculated at the Class A-6
                                               Formula  Pass-Through  Rate over (y) the interest due on the
                                               Class A-6 Certificates calculated at the Class A-6 Available
                                               Funds  Pass-Through  Rate  is  the  "Group  II  Supplemental
                                               Interest Amount" for such Payment Date.

                                               If,on any  Payment  Date,  there is a Group II  Supplemental
                                               Interest Amount calculated for any Payment Date, such amount shall be  payable  from  amounts  that  would  otherwise  be distributed to the Owners of the Class B  Certificates,  and the  Owners  of  certain  of the Class R  Certificates  have agreed to pay any remaining  amounts.  If the full amount of the Group II  Supplemental  Interest Amount is not paid on a
                                               Payment Date,  then the amount not paid will accrue interest at the Class A-6  Formula  Pass-Through  Rate  until  actual payment.

                                               The  Certificate  Insurer does not guarantee the payment of, nor do the ratings  assigned  to the Class A-6  Certificates address the



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                                               likelihood  of the  payment  of, any  Supplemental  Interest
                                               Amount.


Payment Dates, Record Dates                    On the __  day  of  each  month,  or,  if  such  day is not a
                                               business  day,  then  the  next   succeeding   business  day,
                                               commencing  ___________  (each  such  day  being  a  "Payment
    and Accrual Periods                        Date"),  the Trustee  will be required to  distribute  to the
                                               Owners  of  record  of the  Certificates  as of the  close of business on the first  business  day of the current  calendar month (with  respect to the Class A Fixed Rate  Certificates)
                                               or  as  of  the  close  of  business  on  the   business  day
                                               immediately  preceding such Payment Date (with respect to the
                                               Class  A-1  Group I  Certificates  and the Class A-6 Group II
                                               Certificates),  except in the case of the first Payment Date, on which  distributions  will be made to holders of record as of the  Closing  Date (each  such date  being the  applicable
                                               "Record  Date")  such  Owners'  Percentage  Interests  in the amounts  required  to be  distributed  to the  Owners of each
                                               Class of Certificates on such Payment Date.

                                               Interest  will  accrue on each Class A-2,  A-3,  A-4 and A-5
                                               Group I Certificate during the period from and including the second  day of the  month  preceding  the  month  in which a
                                               Payment Date occurs  through and  including the first day of the month in which  such  Payment  Date  occurs  and on each
                                               Class  A-1  Group I  Certificate  and  Class  A-6  Group  II
                                               Certificate  from and  including  each  Payment Date (or the
                                               Closing Date,  with respect to the initial  Payment Date) to and including  the day  preceding the current  Payment Date.
                                               Each  period  referred  to  in  the  immediately   preceding
                                               sentence relating to the accrual of interest is the "Accrual
                                               Period" for the related Class of Certificates. Interest will be calculated  on the basis of a 360-day year  consisting of twelve  30-day  months for the Class A-2,  A-3,  A-4 and A-5
                                               Group I  Certificates.  Interest  for the  Class A-1 Group I
                                               Certificates and the Class A-6 Group II Certificates will be calculated  based  upon  the  actual  number  of days in the related Accrual Period, divided by 360.




 Distributions on the Certificates



A. Priority of Distributions                   As more fully described  herein,  each Class of Certificates has a specified  priority to the  collections on the Pool of
                                               Home Equity  Loans which  comprise  the related  Home Equity
                                               Loan   Group,   subject  to  the  credit   enhancement   and
                                               cross-collateralization provisions hereinafter described. In
                                               addition,  ________________,   as  Certificate  Insurer,  is
                                               required  pursuant to the  Certificate  Insurance  Policy to make  available  to the Trustee on each Payment Date 100% of the  related  Class A Insured  Distribution  Amount  for the related Home Equity Loan Group to the extent that  available funds  remaining  after  payment  of the  Trustee's  fee are insufficient to cover such amount.

                                               The Owners of the Class A Group I Certificates and the Class
                                               A-6  Group II  Certificates  will  receive  certain  monthly distributions of


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                                               principal  on each  Payment  Date  which  generally  reflect collections of principal during the prior Remittance  Period with  respect to the related  Home  Equity  Loan Group.  The
                                               Certificate  Insurance  Policy only guarantees the amount by which the sum of the related  Interest  Distribution  Amount and the related Subordination Deficit, if any, exceeds Total
                                               Available Funds.



B.    Distributions    on   the    Class   A
Certificates


1. Interest Distributions                      Interest  will accrue on each Class of Class A  Certificates at the related Class A Pass-Through Rate during each Accrual
                                               Period  for  such  Class  of   Certificates,   and  will  be
                                               distributed,  to the extent of the Total Available Funds for the related  Home Equity Loan Group plus the proceeds of any
                                               Insured  Payments,  on each Payment Date.  Interest accruing during the related  Accrual  Period at the  related  Class A
                                               Pass-Through  Rate on the related Class A Principal  Balance immediately  preceding  such  Payment  Date is  referred  to herein as the "Class A Interest Distribution Amount" for the related Class of Class A Certificates. The "Class A Interest
                                               Distribution  Amount" does not include the amounts,  if any, of the Supplemental  Interest Amount applicable to the Class
                                               A-6  Group  II   Certificates.   See   "Description  of  the
                                               Certificates -- Flow of Funds and Distributions on the Class
                                               A Certificates" herein.





2. Principal Distributions                     The Holders of the Class A Certificates  issued with respect to each Home  Equity  Loan Group will be entitled to receive on each Payment Date a  distribution  allocable to principal
                                               (the "Class A Principal  Distribution  Amount" for such Home
                                               Equity Loan Group and  Payment  Date) which will be equal to the lesser of:

                                               (a) the Total  Available  Funds for the related  Home Equity
                                               Loan  Group  plus any  related  Insured  Payment  minus  the interest  then  due  on  account  of  the  related  Class  A
                                               Certificates; and (1)

                                               (b)(i) the sum, without duplication, of:

                                               (x) for the Home  Equity  Loans in the  related  Home Equity
                                               Loan  Group,  the sum of (i) the  principal  portion  of all scheduled  and  unscheduled  payments  received  on the Home
                                               Equity Loans during the related Remittance Period, including
                                               (a) any full or partial  principal  prepayments  of any Home
                                               Equity  Loans  ("Prepayments")  received  during the related
                                               Remittance   Period,   (b)  the  proceeds  received  on  any
                                               insurance policy relating to a Home Equity Loan, a Mortgaged
                                               Property or a REO Property, net of proceeds to be applied to the repair of the  Mortgaged  Property  or  released  to the
                                               Mortgagor   (as   defined   herein)   and  net  of  expenses
                                               reimbursable therefrom ("Insurance Proceeds"),  (c) proceeds received in connection with the liquidation of any defaulted
                                               Home Equity Loans,  whether by trustee's  sale,  foreclosure sale or otherwise ("Liquidation Proceeds"),  net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds")
                                               and (d) proceeds  received in connection  with a taking of a
                                               Mortgaged  Property  by



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                                               condemnation  or  the  exercise  of  eminent  domain  or  in connection with a release of part of the Mortgaged  Property
                                               from  the  related  lien   ("Released   Mortgaged   Property
                                               Proceeds"),  (ii)  the  principal  portion  of  all  amounts deposited  into the  Principal  and Interest  Account on the related  Remittance  Date in connection  with the repurchase of, or the  substitution  of a  substantially  similar  home equity loan for, a Mortgage  as to which there is  defective documentation  or a breach of a  representation  or warranty contained in the Pooling and Servicing Agreement,  and (iii)
                                               the proceeds  received by the Trustee in connection with any termination  of the Trust,  to the extent that such proceeds relate to principal.

                                               (y) the amount of any Subordination  Deficit with respect to the related  Home Equity Loan Group for such  Payment  Date;
                                               and



                                               (z) the amount of any  Subordination  Increase  Amount  with respect  to the  related  Home  Equity  Loan  Group for such
                                               Payment Date;

                                              minus

                                               (ii) the amount of any  Subordination  Reduction Amount with respect  to the  related  Home  Equity  Loan  Group for such
                                               Payment Date.



                                               The amount of any  Subordination  Deficit  or  Subordination
                                               Increase  Amount  to be paid to the  Holders  of the Class A
                                               Certificates  will  be paid to the  Holders  of the  Class A
                                               Certificates  then  entitled  to  receive  distributions  of
                                               principal.   Similarly,  the  amount  of  any  Subordination
                                               Reduction  Amount to be deducted  from the Class A Principal
                                               Distribution  Amount  for the Class A  Certificates  will be deducted  from such amounts  otherwise due to the Holders of
                                               the  Class  A   Certificates   then   entitled   to  receive
                                               distributions of principal.

                                               The amount of any loss on a  Liquidated  Home Equity Loan in the related Home Equity Loan Group (i.e.,  a Realized  Loss)
                                               may or may not be  allocated  to the  Owners  of the Class A
                                               Certificates  issued  with  respect to such Home Equity Loan
                                               Group on the  Payment  Date which  immediately  follows  the event of loss.  However,  the  Owners  of each  Class of the
                                               Class  A  Certificates  are  entitled  to  receive  ultimate recovery of 100% of the original  principal balance for such
                                               Class.

                                               Principal  distributions with respect to the Class A Group I
                                               Certificates    will   generally   be   distributed   in   a
                                               sequential-pay fashion,  subject to the "lockout" provisions applicable to the Class A-5 Group I Certificates.

                                               The  Owners  of the  Class  A-5  Group  I  Certificates  are
                                               entitled  to  receive  payments  of the  Class  A-5  Lockout
                                               Distribution Amount specified herein;  provided,  that if on any Payment Date the Class


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                                               A-4 Certificate Principal Balance is zero, the Owners of the
                                               Class A-5 Group I  Certificates  will be entitled to receive the entire Class A Principal Distribution Amount for Group I for such Payment Date.

                                               The "Class A-5 Lockout  Distribution Amount" for any Payment
                                               Date will be the  product  of (i) the  applicable  Class A-5
                                               Lockout  Percentage for such Payment Date and (ii) the Class
                                               A-5 Lockout Pro Rata  Distribution  Amount for such  Payment
                                               Date.

                                               The "Class A-5 Lockout  Percentage"  for each  Payment  Date shall be as follows:

                                                     Payment Dates                    Lockout Percentage






                                               The "Class A-5 Lockout Pro Rata Distribution Amount" for any
                                               Payment Date will be an amount equal to the product of (x) a
                                               fraction,   the  numerator  of  which  is  the   Certificate
                                               Principal  Balance  of the Class  A-5  Group I  Certificates
                                               immediately  prior to such Payment Date and the  denominator of which is the aggregate  Certificate  Principal Balance of all Classes of the Group I Certificates immediately prior to such Payment Date and (y) the Class A Principal Distribution
                                               Amount for Group I for such Payment Date.

                                               After payment of the Class A-5 Lockout  Distribution Amount, the  remaining  Class A  Principal  Distribution  Amount for
                                               Group I shall be paid to the Owners of the other  Classes of
                                               Class A Group I  Certificates  sequentially,  such  that the
                                               Class A-4 Group I  Certificates  are  entitled to receive no principal  distributions  until the  Class  A-3  Certificate
                                               Principal  Balance has been  reduced to zero,  the Class A-3
                                               Group I  Certificates  are  entitled to receive no principal distributions  until  the Class  A-2  Certificate  Principal
                                               Balance  has been  reduced  to zero,  the  Class A-2 Group I
                                               Certificates   are   entitled   to  receive   no   principal
                                               distributions  until  the Class  A-1  Certificate  Principal
                                               Balance has been reduced to zero.

                                               As of any Payment Date,  the "Class A Certificate  Principal
                                               Balance" for a Class of Class A  Certificates,  prior to any distribution  on such Payment Date,  will equal the original
                                               Class A Certificate Principal Balance of such Class less the sum of all



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                                               amounts previously  distributed to the Owners of the related
                                               Class of  Class A  Certificates  on  account  of  principal.
                                               "Class A Group I Certificate  Principal  Balance"  refers to the Class A Group I  Certificates  and the "Class A Group II
                                               Certificate Principal Balance" refers to the Class A-6 Group
                                               II Certificates.




C. Class A Distribution Amounts and            The "Class A Distribution Amount" with respect to each Class
Class A Insured Distribution Amounts           of Class Insured  Distribution  Amounts A  Certificates  and
                                               Payment  Date is the sum,  without  duplication,  of (x) the
                                               Class A Interest  Distribution  Amount with  respect to such
                                               Class  and   Payment   Date,   (y)  the  Class  A  Principal
                                               Distribution  Amount, if any, with respect to such Class and
                                               Payment Date and (z) the Class A  Carry-Forward  Amount,  if
                                               any, with respect to such Class and Payment Date.

                                               The "Class A  Carry-Forward  Amount" means,  with respect to each Class of Class A  Certificates  and Payment  Date,  the sum,  without  duplication,  of (a) the  amount,  if any, by which (x) the Class A  Distribution  Amount for the  related
                                               Class  of  Class  A  Certificates   as  of  the  immediately
                                               preceding Payment Date exceeded (y) the amount of the actual distribution,  exclusive of any portion thereof representing the  proceeds  of an Insured  Payment,  to the Owners of the related Class of Class A  Certificates  on such  immediately preceding  Payment Date and (b)  interest on the amount,  if any,  described  in  clause  (a)  at  the  related  Class  A
                                               Pass-Through  Rate from such immediately  preceding  Payment
                                               Date.

                                               The "Class A Insured  Distribution  Amount"  with respect to each Class of Class A  Certificates  and Payment Date is the sum,  without  duplication,  of (x)  the  Class  A  Interest
                                               Distribution  Amount with  respect to such Class and Payment
                                               Date, less interest  shortfalls  arising from Prepayments of principal and from application of the Soldiers' and Sailors'
                                               Civil Relief Act of 1940,  as amended (the "Relief Act") and
                                               (y) the amount of any Subordination  Deficit with respect to such Class and Payment Date.

                                               To the extent  that the  Certificate  Insurer  pays  Insured
                                               Payments  the  Certificate  Insurer,  as  subrogee,  will be entitled to receive the Class A Carry-Forward Amount.

                                               The Pooling and  Servicing  Agreement  provides  that to the extent any portion of a Class A Carry-Forward Amount relates to principal such portion shall be treated as a distribution of  principal,  with any portion  which  relates to interest being treated as a distribution of interest.




Registration of the Class A Certificates       The Class A  Certificates  will  initially  be  issued  in book-entry  form.  Persons  acquiring  beneficial  ownership
                                               interests   in  such  Class  A   Certificates   ("Beneficial
                                               Certificate  Owners")  may  elect  to hold  their  interests through The Depository Trust Company ("DTC"),  in the United
                                               States, or Centrale de Livraison de Valeurs Mobiliers,  S.A.
                                               ("CEDEL") or the Euroclear System ("Euroclear"),  in Europe.
                                               Transfers  within DTC,  CEDEL or Euroclear,  as the case may be, will be in accordance with the usual rules and operating procedures  of the relevant  system.  So long as the Class A



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                                               Certificates are book-entry certificates, such Class A
                                               Certificates  will  be  evidenced  by one or  more  Class  A
                                               Certificates  registered in the name of Cede & Co. ("Cede"), as the  nominee of DTC or one of the  relevant  depositories
                                               (collectively,  the "European  Depositories").  Cross-market transfers  between  persons  holding  directly or indirectly through  DTC, on the one hand,  and  counterparties  holding directly or indirectly  through  CEDEL or Euroclear,  on the other,  will  be  effected  in  DTC  through  Citibank  N.A.
                                               ("Citibank")  or The Chase  Manhattan  Bank  ("Chase"),  the
                                               relevant  depositories of CEDEL or Euroclear,  respectively, and  each  a  participating  member  of  DTC.  The  Class  A
                                               Certificates  will  initially be  registered  in the name of
                                               Cede.   The   interests  of  the  Owners  of  such  Class  A
                                               Certificates  will be  represented  by  book-entries  on the
                                               records  of  DTC  and  participating   members  thereof.  No
                                               Beneficial  Certificate  Owner will be entitled to receive a definitive certificate  representing such person's interest, except in the event that Definitive Certificates (as defined herein) are issued under the limited circumstances described herein.  All  references  herein to any Class A Certificates reflect the rights of Beneficial  Certificate Owners only as
                                               such   rights  may  be   exercised   through   DTC  and  its
                                               participating  organizations  for so long  as  such  Class A
                                               Certificates  are  held  by  DTC.  See  "Risk  Factors"  and
                                               "Description of the Certificates -- Book-Entry  Registration
                                               of the Class A Certificates" herein.




Servicing of the  Home Equity Loans            The Master  Servicer  has agreed to service the  Home Equity
                                               Loans  in   accordance   with  the  Pooling  and   Servicing
                                               Agreement.  In certain  limited  circumstances  and with the consent of the Certificate  Insurer, the Master Servicer may
                                               be  removed  as  Master   Servicer  under  the  Pooling  and
                                               Servicing   Agreement.   In  the  event  that  Home   Equity
                                               Securitization Corp. is removed as Master Servicer under the
                                               Pooling and Servicing Agreement, a successor Master Servicer will be appointed thereunder. See "Servicing" herein.



Monthly Servicing Fee                          The Master  Servicer  will retain fees not in excess of ___%
                                               per  annum  (the  "Servicing   Fee"),   payable  monthly  at
                                               one-twelfth  the  annual  rate,  of  the  then   outstanding
                                               principal  amount of each Home Equity Loan serviced by it as of the close of business  on the first day of the  preceding calendar month.


Subordination of Class B Certificates          The Class B  Certificates  are  subordinated  to the Class A
                                               Certificates.  Such subordination is intended to enhance the likelihood that the Owners of the Class A Certificates  will receive full and timely  receipt of all amounts due to them.
                                               See  "Description of the  Certificates --  Subordination  of
                                               Class B Certificates" herein.


Certificate Insurer                           ________________, a ___________________.

Certificate Insurance Policy                   Pursuant to an Insurance and Indemnity Agreement dated as of
                                               __________ (the "Insurance  Agreement"),  the Depositor will
                                               obtain   the   Certificate   Insurance   Policy,   which  is
                                               non-cancelable,  in favor of the  Trustee  on  behalf of the
                                               Owners of the Class A


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                                               Certificates.  On each Payment Date, the Certificate Insurer is required to make  available  to the Trustee the amount of any  insufficiency  in Total Available Funds for the related
                                               Home Equity Loan Group as of such = Payment Date  necessary,
                                               after  the   application   of  the   cross-collateralization
                                               provisions  described  herein,  to  distribute  the  Class A
                                               Insured  Distribution  Amount with  respect to the related =
                                               Home Equity Loan Group.  The  Certificate  Insurance  Policy
                                               does not guarantee any specified  rate of  Prepayments.  See
                                               "The  Certificate   Insurance  Policy  and  the  Certificate
                                               Insurer"   and   "Description   of   the   Certificates   --
                                               Subordination of Class B Certificates" herein.

                                               The   Trustee   or  paying   agent   will  (i)   receive  as
                                               attorney-in-fact  of each Owner of the Class A Certificates, any Insured  Payment from the  Certificate  Insurer and (ii)
                                               disburse  the  same to each  Owner  of the  related  Class A
                                               Certificates  in  accordance  with the Pooling and Servicing
                                               Agreement.  The Pooling and Servicing Agreement will provide that to the extent the  Certificate  Insurer  makes  Insured
                                               Payments,  either  directly  or  indirectly  (as  by  paying through the Trustee or a paying agent), to the Owners of any
                                               Class  A  Certificates,  the  Certificate  Insurer  will  be subrogated  to the  rights of such  Owners  of such  Class A
                                               Certificates  with  respect to such  Insured  Payments.  The
                                               Certificate  Insurer  will  receive  reimbursement  for such
                                               Insured  Payments,  but  only  from the  sources  and in the manner provided in the Pooling and Servicing Agreement. Such subrogation  and  reimbursement  will  have no effect on the
                                               Certificate  Insurer's  obligations  under  the  Certificate
                                               Insurance Policy.




Optional Termination                           The  Depositor  will have the right to purchase all the Home
                                               Equity  Loans  on  any  Payment  Date  when  the   aggregate
                                               principal  balances of the Home Equity Loans has declined to ten percent or less of the Original Pool  Principal  Balance
                                               (the "Depositor Optional Termination Date"),  subject to the consent of the Certificate Insurer in certain circumstances.
                                               See "Description of the Certificates -- Optional Termination
                                               by the Depositor" herein.


Auction Sale                                   The Pooling and Servicing  Agreement  requires that,  within ninety days  following  the Depositor  Optional  Termination
                                               Date,  if the  Depositor  has  not  exercised  its  optional termination right by such date, the Trustee solicit bids for the  purchase  of all Home  Equity  Loans  remaining  in the
                                               Trust. In the event that  satisfactory  bids are received as described in the Pooling and  Servicing  Agreement,  the net sale proceeds will be distributed to Certificateholders,  in the same  order  of  priority  as  collections  received  in respect of the Home Equity Loans. If  satisfactory  bids are not  received,  the Trustee  shall  decline to sell the Home
                                               Equity  Loans  and  shall  not be under  any  obligation  to solicit any further bids or otherwise  negotiate any further sale of the Home  Equity  Loans.  Such  sale and  consequent termination  of  the  Trust  must  constitute  a  "qualified liquidation"  of each REMIC  established  by the Trust under
                                               Section  860F  of the  Internal  Revenue  Code of  1986,  as
                                               amended, including, without limitation, the requirement that the qualified  liquidation  takes place over a period not to exceed 90


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                                               days.  Such sale  shall be  subject  to the  consent  of the
                                               Certificate Insurer in certain circumstances.



Ratings                                        It is a condition  of the  original  issuance of the Class A
                                               Certificates  that the Class A Certificates  receive ratings of ___ or ___ by __________ ("___") and __________  ("___"),
                                               respectively.  A security rating is not a recommendation  to buy, sell or hold securities, and may be subject to revision or withdrawal at any time by the assigning entity.

                                               Such  ratings  address  credit  risk,  but do not purport to address  any  prepayment  risk  associated  with the Class A
                                               Certificates,  nor do such ratings  cover the payment of the
                                               Supplemental Interest Amounts.


Federal Income                                 One or more elections will be made to treat certain assets of the  Trust  as one or more  REMICs  for  federal  income  tax
Tax Consequences                               purposes.  Each  Class of the  Class A  Certificates  will be designated as a "regular  interest" in a REMIC and a separate class of  certificates  will be  designated  as the "residual interest" with respect to each REMIC. Certificateholders that
                                               would  otherwise   report  income  under  a  cash  method  of
                                               accounting  will be required to include in income interest on the Class A Certificates  (including original issue discount, if any) in accordance  with an accrual  method of accounting.
                                               See  "Federal  Income  Tax  Consequences"  herein  and in the
                                               Prospectus.




ERISA Consequences                             As described under "ERISA Considerations"  herein, the Class
                                               A  Certificates  may be  purchased  by a  pension  or  other employee  benefit plan  subject to the  Employee  Retirement
                                               Income  Security Act of 1974,  as amended  ("ERISA"),  or by individual  retirement accounts or Keogh plans covering only a sole  proprietor or partner which are not subject to ERISA but are subject to Section 4975 of the Code  ("Plans").  See
                                               "ERISA Considerations" herein and in the Prospectus.


Legal Investment Conderations                  The  Class A  Certificates  will  not  constitute  "mortgage related  securities" for purposes of the Secondary  Mortgage
                                               Market Enhancement Act of 1984 ("SMMEA").  Accordingly, many institutions may not be legally  authorized to invest in the
                                               Class A Certificates.


Risk Factors                                   For  a  discussion   of  certain   factors  that  should  be
                                               considered   by   prospective   investors  in  the  Class  A
                                               Certificates,   see  "Risk   Factors"   herein  and  in  the
                                               accompanying Prospectus.

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                                      S-17

                                  RISK FACTORS



         For a discussion of all material risk factors that could make an investment in the Class A Certificates speculative or one of high risk, prospective investors should consider the following risk factors (as well as the factors set forth under "Risk Factors" in the accompanying Prospectus) in connection with the purchase of the Class A Certificates.


         Prepayment May Affect the Yield to Maturity of the Notes.


         All of the Home Equity Loans are prepayable in full or in part at any time. The rate of Prepayments on the Home Equity Loans may be influenced by a variety of economic, social and other factors, including interest rates, the availability of alternative financing and homeowner mobility. Although there is little significant data available on the effects of interest rates on prepayment rates for non-purchase money, non-conforming credit home equity loans, a number of factors suggest that the prepayment behavior of a pool of such home equity loans may be significantly different from that of a pool of purchase money, conforming-credit home equity loans. One such factor is the typically smaller principal balance of the average non-purchase money home equity loan than that of the average purchase money mortgage conventional loan in the typical pool. A smaller principal balance is easier for a borrower to prepay than a larger balance and therefore a higher prepayment rate may result for a non-purchase money home equity loan pool than for a pool of purchase money home equity loans, irrespective of the relative average interest rates in the two pools and the general interest rate environment. A small principal balance, however, also may make refinancing a non-purchase money home equity loan at a lower loan rate less attractive to the borrower relative to refinancing a larger principal balance non-purchase money home equity loan, as the perceived impact to the borrower of lower interest rates on the size of the monthly payment on a home equity loan is much less than for a larger principal balance non-purchase money home equity loan. Other factors that might be expected to affect the prepayment rate of a pool of home equity loans include the amounts of, and interest rates on, the related senior home equity loans, if one exists, and the use of the first home equity loans as long-term financing for home purchase and junior home equity loans as shorter-term financing for a variety of purposes, including debt consolidation, home improvement, education expenses and purchases of consumer durables such as automobiles. See "Risk Factors" in the accompanying Prospectus.


         The weighted average life of a pool of loans is the average amount of time for which each dollar of principal on such loans is outstanding. Because it is expected that there will be payments of principal of Home Equity Loans in advance of the scheduled due date for the payments of such principal (the "Prepayments") and defaults on the Home Equity Loans, the actual weighted average life of the Home Equity Loans is expected to vary substantially from the weighted average life of the Home Equity Loans based upon their amortization schedules. Prepayments may result from voluntary early payments by borrowers
(including payments in connection with refinancings of the related first home equity loans or the Home Equity Loan itself), the sale of Properties subject to due-on-sale clauses, and liquidations due to default, as well as the receipt of proceeds from physical damage insurance policies. In addition, repurchases of Home Equity Loans from the Trust will have the same effect as Prepayments of the related Home Equity Loans. Substantially all of the Home Equity Loans contain "due-on-sale" provisions, and the Pooling and Servicing Agreement generally requires the Master Servicer to enforce such provisions unless such enforcement is not permitted by applicable law. See "Description of the Certificates -- Flow of Funds and Distributions on the Class A Certificates", " -- General Servicing Procedures", " -- Termination of the Trust", "Legal Investment Considerations", and "Maturity, Prepayment and Yield Considerations" herein.

         Home Equity Loans with Balloon Payments May Cause Risk of Higher Default Rates.


         _____% of the Original Group I Pool Principal Balance of the Home Equity Loans in Group I, and ___% of the Original Group II Pool Principal Balance of the Home Equity Loans in Group II are Balloon Loans. See "Risk Factors" in the accompanying Prospectus.


         Geographic Concentration of Home Equity Loans. Approximately ___% of the Original Group I Pool Principal Balance represents Home Equity Loans relating to Mortgaged Properties located in five states: Florida _____%, Michigan _____%, Ohio _____%, Georgia _____% and North Carolina _____%. Approximately _____% of the Original Group II Pool Principal Balance represents Home Equity Loans relating to Mortgaged Properties located in five states:
Michigan _____%, Minnesota _____%, Wisconsin _____%, Illinois ____% and Texas _____%. See "Risk Factors" in the Prospectus.


         Junior Lien Loans May Create a Risk of Higher Default Rates.



         ____% of the Original Group I Pool Principal Balance of the Home Equity Loans relates to Home Equity Loans secured by liens which are in a second position. See "Risk Factors" in the Prospectus.


         Optional or Mandatory Termination of the Trust May Adversely Affect an Owner's Yield to Maturity.


         The Trust may be terminated subject to the consent of the Certificate Insurer in certain circumstances, when the aggregate principal balances of the Home Equity Loans has declined to ten percent or less of the Original Pool Principal Balance, either by the Depositor, exercising its optional termination right, or pursuant to the Auction Sale. See "Description of Certificates -- Optional Termination by the Depositor" and "Description of the Certificates -- Auction Sale". Such a termination would be the equivalent of a prepayment of all the Home Equity Loans. The Owners of the Class A Certificates would receive from the proceeds resulting from any such termination, any interest accrued and unpaid, together with any distribution of principal owed and unpaid, in the order of priority set forth under "Description of Certificates -- Distributions on the Class A Certificates". Any such termination of the Trust will reduce the yield to maturity on Class A Certificates purchased at a premium. See "Description of the Certificates -- Termination of the Trust" herein.


         Basis Risk on the Class A-1 and Class A-6 Certificates May Reduce Interest Rate Borne by such Certificates.


         The Class A-1 Pass-Through Rate is based upon the value of an adjustable index (one-month LIBOR), while the Coupon Rates on the Group I Home Equity Loans are fixed. Consequently, the interest which becomes due on such Home Equity Loans in Group I (net of the Servicing Fees, the Trustee fees and the Certificate Insurer premiums) during any Remittance Period may be less than the amount of interest that would accrue at one-month LIBOR plus the margin on the Class A-1 Group I Certificates, during the related Accrual Period, and will be limited to such lower amount. The Class A-1 Group I Certificates do not contain any "carry-forward" or "catch-up" feature if the amount of interest paid is so limited.


         The Class A-6 Group II Pass-Through Rate is based upon the value of an index (one-month LIBOR) which is different from the value of the indices applicable to the Home Equity Loans in Group II, as described under "The Mortgage Pool -- Group II" (either as a result of the use of a different index, rate determination date, rate adjustment date or rate cap or floor). The Home Equity Loans in Group II primarily adjust semi-annually based upon a six-month LIBOR index whereas the Class A-6 Group II Pass-Through Rate adjusts monthly based on a one-month LIBOR index and is limited by the Class A-6 Available Funds Pass-Through Rate, unless Supplemental Interest Amounts (the payment of which is not insured by the Certificate Insurer and which is not rated) are funded in full. Consequently the actual Class A-6 Pass-Through Rate for a Payment Date may not equal the Class A-6 Formula Pass-Through Rate, for such Payment Date. In particular, the interest rates on the Home Equity Loans in Group II adjust less frequently, with the result that the actual Class A-6 Pass-Through Rate may be lower than the Class A-6 Formula Pass-Through Rate, for extended periods in a rising interest rate environment. In addition, one-month LIBOR and six-month LIBOR may respond to different economic and market factors, and there is not necessarily any correlation between them. Thus, it is possible, for example, that one-month LIBOR may rise during periods in which one or more Indices are falling or that, even if both one-month LIBOR and six-month LIBOR Indices rise during the same period, one-month LIBOR may rise much more rapidly than six-month LIBOR. See "Class A-6 Pass-Through Rate" in the Summary for this Prospectus Supplement.


         [Limited Liquidity


         In connection with the initial offering of the Certificates, First Union Capital Markets Corp. has indicated that it intends to make a market in the Certificates and to deliver this Prospectus Supplement, in connection with such market-making activity. First Union Capital Markets Corp. has no obligation to make a secondary market in the Certificates, or if it does develop, there can be no assurance that any secondary market will continue until the termination of the Trust.]




                                 USE OF PROCEEDS



         The Trust will acquire the Home Equity Loans from the Depositor (the Depositor having obtained the Home Equity Loans from the Company) concurrently with the sale of the Certificates and the net proceeds from the sale of the Certificates will be paid to the Depositor. Such net proceeds will, in effect, represent the purchase price paid by the Trust to the Depositor for the Home Equity Loans. The net proceeds, after funding transaction costs, to be received from the sale of the Home Equity Loans will be added to the Depositor's general funds and will be available for general corporate purposes.


                                                    THE COMPANY

[description]

                                                     SERVICING



The Master Servicer


         As Master Servicer, __________ will be obligated to service the Home Equity Loans pursuant to the Pooling and Servicing Agreement. See "Description of the Certificates -- General Servicing Procedures" herein.


     Delinquency Experience on the Company's Portfolio of Home Equity Loans

                                      As of
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------


Number  of    Home
Equity Loans.........

Dollar  amount  of
Home Equity Loans....
Delinquency
Period30-59 Days


    %  of  number  of
    loans (1)........

    %    of    dollar
    amount  of  loans
    (2)..............

60-89 days

    %  of  number  of
    loans (1)........

    %    of    dollar
    amount  of  loans
    (2)..............

90 days and over

    %  of  number  of
    loans (1)........

    %    of    dollar
    amount  of  loans
    (2)..............

Foreclosed
Properties

    %  of  number  of
    loans (1)........

    %    of    dollar
    amount  of  loans
    (2)..............


(1) The number of delinquent Home Equity Loans or the number of foreclosed properties as a percentage of the total "Number of Home Equity Loans" as of the date indicated.

(2) The dollar amount of delinquent Home Equity Loans or the dollar amount of foreclosed properties as a percentage of the total "Dollar amount of Home Equity Loans" as of the date indicated.

       LOAN LOSS EXPERIENCE ON THE COMPANY'S PORTFOLIO OF HOME EQUITY LOANS





                                       -----------------------------------

Average amount outstanding(1).............
Gross losses(2)...........................
Recoveries(3).............................
Net losses(4).............................
Net losses as a percentage  of average  amount
outstanding ..............................

(1) "Average Amount Outstanding" during the period is the arithmetic average of the principal balances of the home equity loans outstanding on the last business day of each month during the period.
(2) "Gross Losses" are the principal amounts of the home equity loans for each respective period which have been determined to be uncollectible.
(3) "Recoveries" represent the excess of (x) the sum of recoveries from liquidation proceeds and deficiency judgments over (y) the sum of expenses and accrued interest.
(4)     "Net Losses" represents "Gross Losses" minus "Recoveries".


         While the above delinquency and loan loss experience represents the recent experience of the Company's portfolio of Home Equity Loans, there can be no assurance that the future delinquency and loan loss experience on the Home Equity Loans included in the Pool will be similar. The Company can neither quantify the impact of any recent property value declines on the Home Equity Loans nor predict whether, to what extent or how long such declines may continue. In a period of such decline, the rates of delinquencies, foreclosures and losses on the Home Equity Loans could be higher than those heretofore experienced in the mortgage lending industry in general. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by borrowers of scheduled payments of principal and interest on the Home Equity Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses.


                            THE HOME EQUITY LOAN POOL


General


         The statistical information concerning the Pool of Home Equity Loans is based upon Pool information as of the close of business on ___________ (the "Cut-Off Date").


         The Home Equity Loans consist of _____ home equity loans evidenced by promissory notes (the "Notes") secured by deeds of trust, security deeds or mortgages on the properties (the "Properties" or "Mortgaged Properties"), which are located in __ states and the District of Columbia. The Properties securing the Home Equity Loans consist of one- to four-family residences (which may be detached, part of a one- to four-family dwelling, a manufactured home, modular housing, a condominium unit, a townhouse, rowhouse or a unit in a planned unit development). The Properties may be owner-occupied (which includes second and vacation homes) and non-owner occupied investment properties.


         Each Home Equity Loan in the Trust will be assigned to one of two home equity loan groups: "Group I" or "Group II", (each a "Home Equity Loan Group") comprised of Home Equity Loans which bear fixed interest rates only, in the case of Group I, and Home Equity Loans which bear adjustable interest rates only, in the case of Group II. The Class A Group I Certificates will be issued in respect of Group I, and the Class A-6 Group II Certificates will be issued in respect of Group II.

         The Home Equity Loans in Group I consist of _____% of fully amortizing home equity loans and ______% of Balloon Loans; consist of approximately _____% of loans secured by first liens on the related Properties, with the remainder representing second liens; and consist of approximately _____% of loans secured by primary residences. No Group I Home Equity Loan is more than 60 days contractually delinquent as of the Cut-Off Date.


         The Home Equity Loans in Group II consist of _____% of fully amortizing home equity loans and _____% of Balloon Loans; consist of _____% of loans secured by first liens on the related Properties; and consist of approximately _____% of Loans secured by primary residences. No Group II Home Equity Loan is more than 60 days contractually delinquent as of the Cut-Off Date.


Group I


         The Home Equity Loans in Group I consist of approximately _____ loans under which the related Mortgaged Properties are located in __ states and the District of Columbia as set forth herein. As of the Cut-Off Date, the Home Equity Loans in Group I had an aggregate principal balance of $______, the maximum principal balance of any of the Home Equity Loans in Group I was $_______, the minimum principal balance thereof was $______, and the principal balance of the Home Equity Loans in Group I averaged $_______. As of the Cut-Off Date, Coupon Rates on the Home Equity Loans in Group I ranged from _____% to ______% per annum, and the weighted average Coupon Rate of the Home Equity Loans in Group I was _____% per annum. As of the Cut-Off Date, the original term to stated maturity of the Home Equity Loans in Group I ranged from __ months to ___ months, the remaining term to stated maturity ranged from __ months to ___ months, the weighted average original term to stated maturity was ___ months and the weighted average remaining term to stated maturity was ___ months. No Home Equity Loan in Group I had a stated maturity later than ________. ______% of the aggregate principal balance of the Home Equity Loans in Group I require monthly payments of principal that will fully amortize the Home Equity Loans by their respective maturity dates, and _____% of the aggregate principal balance of the Home Equity Loans in Group I are Balloon Loans.


         The sum of the percentage columns set forth in the following tables may not equal 100% due to rounding.



                                              Geographic Distribution
                                                      Group I

                                      Number         Aggregate Unpaid
                                        of          Principal Balance             % of
                                   Home Equity          as of the               Aggragate
                   State            Loans           Cut-Off Date          Principal Balance
             ------------------    -----------      -----------------       -----------------












------------------------------------------------------------------------------------------------

================================================================================================




         The Combined Loan-to-Value Ratios shown above were calculated based upon the appraised values of the Properties at the time of origination of the Home Equity Loans or in the case of a purchase money home equity loan the lesser of the purchase price or the appraised value at the time of origination (the "Appraised Values"). No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market should experience an overall decline in property values such that the unpaid principal balances of the Home Equity Loans, together with the unpaid principal balances of any senior home equity loans, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.




                                     Combined Loan-To-Value Ratio Distribution
                                                      Group I
                                      Number of       Aggregate Unpaid
                                      Home            Principal Balance
  Range of Combined Loan-to-Value     Equity              as of the           % of Aggregate
               Ratios                 Loans            Cut-Off Date          Principal Balance
  --------------------------------   ---------       --------------------    ------------------
















------------------------------------------------------------------------------------------------

===============================================================================================




         The Combined Loan-to-Value Ratios shown above were calculated based upon the appraised values of the Properties at the time of origination of the Home Equity Loans or in the case of a purchase money home equity loan the lesser of the purchase price or the appraised value at the time of origination (the "Appraised Values"). No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market should experience an overall decline in property values such that the unpaid principal balances of the Home Equity Loans, together with the unpaid principal balances of any senior home equity loans, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

                                   Coupon Rate Distribution
                                            Group I

                            Number        Aggregate Unpaid
                              of          Principal Balance     % of
    Range of               Mortgage           as of the        Aggregate
Coupon Rates (%)            Loans           Cut-Off Date      Principal Balance
------------------        ---------       -----------------  ------------------





                         Distribution of Unpaid Principal Balances as of the Cut-Off Date
                                                      Group I

                                                                         Aggregate Unpaid
                                                Number                 Principal Balance               % of
            Range of Unpaid                      of                      as of the                Aggregate
          Principal Balances ($)             Home Equity Loans             Cut-Off Date         Principal Balance
----------------------------------      ------------------------      --------------------    --------------------










--------------------------------------------------------------------------------------------------------------------

====================================================================================================================


                                         Lien Status and Occupancy Status
                                                      Group I

                                              Number               Aggregate Unpaid
                                                of                 Principal Balance                 % of
          Lien Status and                    Mortgage                  as of the                   Aggregate
          Occupancy Status                    Loans                  Cut-Off Date              Principal Balance
         -------------------               ----------               -----------------         --------------------






====================================================================================================================

====================================================================================================================


                       Distribution of Age (in months) from Origination to the Cut-Off Date
                                                      Group I

                                              Number          Aggregate Unpaid Principal
                                                of                     Balance                   % of
         Months Elapsed                      Mortgage                 as of the                Aggregate
          Since Origination                   Loans                  Cut-Off Date              Principal Balance
        ----------------------    -----------------------     ---------------------------   ---------------------









=====================================================================================================================

=====================================================================================================================





                                                   Property Type
                                                      Group I

                                      Number        Aggregate Unpaid
                                        of          Principal Balance         % of
                                     Mortgage           as of the          Aggregate
         Property Type                Loans           Cut-Off Date         Principal Balance
    --------------------     -----------------    --------------------   ---------------------










                   Distribution of Remaining Term to Maturity(in months) as of the Cut-Off Date
                                                      Group I

                                          Number        Aggregate Unpaid
                                            of         Principal Balance          % of
      Months Remaining                   Mortgage          as of the              Aggregate
         to Maturity                      Loans           Cut-Off Date        Principal Balance
-----------------------------       --------------    -------------------   ---------------------














--------------------------------------------------------------------------------------------------

==================================================================================================

Group I


         The Home Equity Loans in Group II consist of approximately _____ loans under which the related Mortgaged Properties are located in __ states and the District of Columbia as set forth herein. As of the Cut-Off Date, the Home Equity Loans in Group II had an aggregate principal balance of $_________, the maximum principal balance of any of the Home Equity Loans in Group II was $__________, the minimum principal balance thereof was $_________ and the principal balance of the Home Equity Loans in Group II averaged $_________. As of the Cut-Off Date, Coupon Rates of the Home Equity Loans in Group II ranged from _____% per annum to _____% per annum. As of the Cut-Off Date, the weighted average Coupon Rate of the Home Equity Loans in Group II was ______%. As of the Cut-Off Date, margins of the Home Equity Loans in Group II ranged from _____% per annum to _____% per annum, and the weighted average margin was _____%. As of the Cut-Off Date, the maximum coupons of the Home Equity Loans in Group II ranged from _____% per annum to ______% per annum, and the weighted average maximum coupon was ______%. _____% of the aggregate principal balance of the Home Equity Loans in Group II had a periodic interest rate cap of ____% and ____% of the aggregate principal balance of the Home Equity Loans in Group II had a periodic interest rate cap of ____%. _____% of the aggregate principal balance of the Home Equity Loans in Group II were fixed rate loans that, in 2 years from origination, will be converted into variable rate loans with an interest rate cap of ____% on the date of such conversion and with a periodic interest rate cap of ___% or ___% thereafter. ____% of the aggregate principal balance of the Home Equity Loans in Group II were fixed rate loans that, in 3 years from origination, will be converted into variable rate loans with an interest rate cap of ___% on the date of such conversion and with a periodic interest rate cap of ____% thereafter.


         As of the Cut-Off Date, the original term to stated maturity of the Home Equity Loans in Group II ranged from ___ months to ___ months, the remaining term to stated maturity ranged from ___ months to ___ months, the weighted average original term to stated maturity was ___ months and the weighted average remaining term to stated maturity was ___ months. No Home Equity Loan in Group II had a stated maturity later than May _______. _____% of the aggregate principal balance of the Home Equity Loans in Group II require monthly payments of principal that will fully amortize the Home Equity Loans by their respective dates and 0.04% of the aggregate principal balance of the Home Equity Loans in Group II are Balloon Loans.


         The Coupon Rates of the Home Equity Loans in Group II adjust semi-annually based on six month LIBOR.



         The sum of the percentage columns set forth on the following tables may not equal 100% due to rounding.


                                              Geographic Distribution
                                                     Group II

                        Number          Aggregate Unpaid
                          of            Principal Balance       % of
                       Mortgage             as of the         Aggregate
 State                   Loans            Cut-Off Date     Principal Balance
-----------         --------------    ------------------  --------------------












---------------------------------------------------------------------------------------------
    TOTAL
=============================================================================================


         The combined loan-to-value ratio of a Home Equity Loan is equal to the ratio (expressed as a percentage) of (x) the sum of the (i) original principal balance of such Home Equity Loan and (ii) the outstanding principal balances of any senior home equity loans (computed at the date of origination of such Home Equity Loan) to (y) the appraised value of the related Mortgaged Property at the time of origination or in the case of a purchase money home equity loan the lesser of the purchase price or the appraised value at the time of origination (the "Combined Loan-to-Value Ratio"). The Combined Loan-to-Value Ratios are distributed as follows:


                                     Combined Loan-To-Value Ratio Distribution
                                                     Group II

                              Number     Aggregate Unpaid
                                of      Principal Balance       % of
 Range of Combined           Mortgage       as of the        Aggregate
Loan-to-Value Ratios           Loans       Cut-Off Date     Principal Balance
-----------------------    -----------   -----------------  ------------------













         The Combined Loan-to-Value Ratios shown above were calculated based upon the appraised values of the Properties at the time of origination of the Home Equity Loans or in the case of a purchase money home equity loan the lesser of the purchase price or the appraised value at the time of origination (the "Appraised Values"). No assurance can be given that values of the Properties have remained or will remain at their levels on the dates of origination of the related Home Equity Loans. If the residential real estate market should experience an overall decline in property values such that the unpaid principal balances of the Home Equity Loans, together with the unpaid principal balances of any senior home equity loans, become equal to or greater than the value of the Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.




                         Distribution of Unpaid Principal Balances as of the Cut-Off Date
                                                     Group II


                                                                     Aggregate Unpaid               % of
                                                  Number of          Principal Balance            Aggregate
                Range of Unpaid                  Mortgage              as of the                  Principal
            Principal Balances ($)                  Loans            Cut-Off Date                  Balance
 ---------------------------------------      ---------------        ------------------         ----------------










-------------------------------------------------------------------------------------------------------------------

===================================================================================================================

                                         Lien Status and Occupancy Status
                                                     Group II

                                                      Number          Aggregate Unpaid
                                                        of           Principal Balance            % of
              Lien Status and                        Mortgage            as of the            Aggragate
               Occupancy Status                       Loans             Cut-Off Date          Principal Balance
              ---------------------           -----------------     -------------------     ----------------------


---------------------------------------------------------------------------------------------------------------------

=====================================================================================================================

                       Distribution of Age (in months) from Origination to the Cut-Off Date
                                                     Group II

                                                    Number           Aggregate Unpaid
                                                      of            Principal Balance          % of
               Months Elapsed                        Mortgage             as of the           Aggregate
              Since Origination                      Loans             Cut-Off Date          Principal Balance
            ----------------------                -----------       -------------------    ---------------------



----------------------------------------------------------------------------------------------------------------

===============================================================================================================

                                                   Property Type
                                                     Group II

                                      Number        Aggregate Unpaid
                                        of          Principal Balance        % of
                                     Mortgage           as of the          Aggregate
        Property Type                 Loans           Cut-Off Date         Principal Balance
       ----------------             ----------    -------------------   --------------------









-----------------------------------------------------------------------------------------------

===============================================================================================

                                    Distribution of Remaining Term to Maturity
                                        (in months) as of the Cut-Off Date
                                                     Group II

                                      Number        Aggregate Unpaid
                                        of          Principal Balance        % of
        Months Remaining             Mortgage           as of the          Aggregate
           to Maturity                Loans           Cut-Off Date         Principal Balance
          -----------------       --------------   -------------------   --------------------



-----------------------------------------------------------------------------------------------

===============================================================================================

                                       Distribution of Current Coupon Rates
                                              as of the Cut Off Date
                                                     Group II

                                            Number         Aggregate Unpaid
                                              of           Principal Balance
                                           Mortgage            as of the             % of Aggregate
      Current Coupon Rates (%)               Loans           Cut-Off Date       Principal Balance
 -------------------------------      ------------------  -------------------  ---------------------













------------------------------------------------------------------------------------------------------

======================================================================================================

                                       Distribution of Maximum Coupon Rates
                                                     Group II

                                                           Aggregate Unpaid
                                                           Principal Balance    % of Aggregate
                                 Number of Mortgage            as of the          Principal
     Maximum Coupon Rates (%)       Loans                    Cut-Off Date        Balance
 -----------------------------   ---------------------   -------------------  -----------------

















----------------------------------------------------------------------------------------------------

===================================================================================================

                                              Distribution of Margins
                                              as of the Cut Off Date
                                                     Group II

                                                             Aggregate Unpaid
                                   Number of                 Principal Balance
                                     Mortgage                    as of the           % of Original Pool
          Margins (%)                 Loans                    Cut-Off Date          Principal Balance
   ----------------------     -------------------      -------------------------  ----------------------






















---------------------------------------------------------------------------------------------------------

=========================================================================================================



                                           Next Interest Adjustment Date
                                                     Group II

                                 Number        Aggregate Unpaid
                                   of          Principal Balance
     Next Interest              Mortgage           as of the          % of Aggregate
       Adjustment Date           Loans           Cut-Off Date      Principal Balance
 ------------------------   ----------------  -----------------   --------------------















---------------------------------------------------------------------------------------------

==================================================================================================

                                              Distribution of Minimum
                                                   Coupon Rates
                                                     Group II

                                                           Aggregate Unpaid
                                         Number of         Principal Balance
              Minimum                     Mortgage             as of the            % of
           Coupon Rates (%)                Loans             Cut-Off Date       Principal Balance
------------------------------    -------------------   -----------------    ----------------------



















-----------------------------------------------------------------------------------------------------

=====================================================================================================

The  Home Equity Loan Program -- Underwriting Standards; Representations

[describe]

                  MATURITY, PREPAYMENT AND YIELD CONSIDERATIONS


Class A Certificates


         The weighted average life of, and, if purchased at other than par, the yield to maturity on, a Class A Certificate will be directly related to the rate of payment of principal of the Home Equity Loans in the related Home Equity Loan Group, including for this purpose Prepayments, liquidations due to defaults, casualties and condemnations, and repurchases of Home Equity Loans by the Company, or purchases of Home Equity Loans by the Master Servicer or a Sub-Servicer. The Home Equity Loans in the related Home Equity Loan Group may be prepaid by the related obligors on the Notes ("Mortgagors") at any time. The actual rate of principal prepayments on pools of home equity loans is influenced by a variety of economic, tax, geographic, demographic, social, legal and other factors and has fluctuated considerably in recent years. In addition, the rate of principal prepayments may differ among pools of home equity loans at any time because of specific factors relating to the home equity loans in the particular pool, including, among other things, the age of the home equity loans, the geographic locations of the properties securing the loans, the extent of the mortgagors' equity in such properties, and changes in the mortgagors' housing needs, job transfers and unemployment.


         Generally, however, because the Home Equity Loans in Group I bear interest at fixed rates, and the rate of prepayment on fixed rate home equity loans is sensitive to prevailing interest rates, if prevailing interest rates were to fall, the Home Equity Loans in Group I may be subject to higher prepayment rates. Conversely, if prevailing interest rates were to rise, the rate of prepayments on Home Equity Loans in Group I would be likely to decrease.


         If purchased at other than par, the yield to maturity on a Class A Certificate will be affected by the rate of the payment of principal of the Home Equity Loans in the related Home Equity Loan Group. If the actual rate of payments on the Home Equity Loans in the related Home Equity Loan Group is slower than the rate anticipated by an investor who purchases a Class A Certificate at a discount, the actual yield to such investor will be lower than such investor's anticipated yield. If the actual rate of payments on the Home Equity Loans in the related Home Equity Loan Group is faster than the rate anticipated by an investor who purchases a Class A Certificate at a premium, the actual yield to such investor will be lower than such investor's anticipated yield.


         All of the Home Equity Loans in Group II are adjustable rate home equity loans. As is the case with conventional fixed rate home equity loans, adjustable rate home equity loans may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate home equity loans could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate home equity loans at competitive interest rates may encourage Mortgagors to refinance their adjustable rate home equity loans to "lock in" a lower fixed interest rate. However, no assurance can be given by the Company as to the level of prepayments that the Home Equity Loans in Group II will experience.


         The final scheduled Payment Date for the A-1 Group I Certificates is ______________, for the Class A-2 Group I Certificates is _____________, for the Class A-3 Group I Certificates is ________________, for the A-4 Group I Certificates is _____________, for the A-5 Group I Certificates is _____________, and for the Class A-6 Group II Certificates is ____________. Such dates are the dates on which the related Class A Certificate Principal Balance would be reduced to zero, assuming, among other things that with respect to the Class A-1 Group I Certificates, the Class A-2 Group I Certificates and the Class A-3 Group I Certificates (i) no Prepayments are received on any of the Home Equity Loans, (ii) distributions of principal and interest on each of the Home Equity Loans is timely received, (iii) Class B Interest will not be used to make accelerated payments of principal (i.e. Subordination Increase Amounts) to the Holders of the Class A Certificates and (iv) the Home Equity Loans in each Home Equity Loan Group have the applicable characteristics set forth in the "Weighted Average Lives of Class A Certificates" section herein. The final scheduled Payment Date for the Class A-4 Group I Certificates and the Class A-5 Group I Certificates is the Payment Date in the calendar month after the month in which the stated maturity of the Home Equity Loan in the related Home Equity Loan Group having the latest stated maturity occurs. The final scheduled Payment Date for the Class A-6 Group II Certificates is the Payment Date in the calendar month in which the stated maturity of the Home Equity Loan in Group II having the last stated maturity occurs. The weighted average life of the Class A Certificates of each Class is likely to be shorter than would be the case if payments actually made on the Home Equity Loans in the related Home Equity Loan Group conformed to the foregoing assumptions, and the final Payment Dates with respect to the Class A Certificates of each Class could occur significantly earlier than such final scheduled Payment Dates because (i) Prepayments are likely to occur, (ii) the Company may repurchase Home Equity Loans in the related Home Equity Loan Group in the event of breaches of representations and warranties and (iii) subject to the Certificate Insurer's consent in certain circumstances, the Depositor may cause, and the Trustee may, pursuant to the Auction Sale, cause a termination of the Trust when the Pool Principal Balance has declined to ten percent or less of the Original Pool Principal Balance.


         "Weighted average life" refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Classes of Class A Certificates will be influenced by the rate at which principal payments (including scheduled payments and prepayments) on the Home Equity Loans in the related Home Equity Loan Group are made. Principal payments on Home Equity Loans may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments and liquidations due to a default or other dispositions of the Home Equity Loans). The weighted average lives of the Class A Certificates will also be influenced by delays associated with realizing on defaulted Home Equity Loans in the related Home Equity Loan Group. The model used in this Prospectus Supplement assumes that, (i) with respect to Group I, the pool of loans prepays in the first month at a constant prepayment rate of 2.4% and increases by an additional 2.4% each month thereafter until the tenth month, where it remains at a constant prepayment rate equal to 24% (the "Home Equity Prepayment" Model or "HEP"), and (ii) with respect to Group II, the pool of loans prepays a constant prepayment rate equal to 26% ("CPR") ((i) and (ii) together, the "Prepayment Assumption"). HEP represents an assumed annualized rate of prepayment relative to the then outstanding principal balance on a pool of new home equity loans.


Weighted Average Lives of Class A Certificates


         For the purpose of the tables below, it is assumed that: (i) the Home Equity Loans of each Home Equity Loan Group consist of pools of loans with level-pay and balloon amortization methodologies, Cut-Off Date principal balances, gross coupon rates, net coupon rates, original and remaining terms to maturity, and original amortization terms as applicable, as set forth below,
(ii) the Closing Date for the Certificates occurs on __________, (iii) distributions on the Certificates are made on the __ day of each month regardless of the day on which the Payment Date actually occurs, commencing in __________ in accordance with the priorities described herein, (iv) the difference between the gross coupon rate and the net coupon rate is sufficient to pay Servicer Fees, Trustee fees and Certificate Insurer premiums (the sum of which is assumed to be ___%), (v) the Home Equity Loans' prepayment rates are a multiple of the Prepayment Assumption, (vi) prepayments include 30 days' interest thereon, (vii) optional termination is not exercised, (viii) the Specified Subordinated Amount for each Home Equity Loan Group is set initially as specified in the Insurance Agreement and thereafter changes in accordance with the provisions of the Insurance Agreement, (ix) no delinquencies in the payment by Mortgagors of principal and interest on the Home Equity Loans are experienced, (x) no Home Equity Loan is repurchased for breach of a representation and warranty or otherwise, (xi) the Coupon Rate for each Home Equity Loan in Group II is adjusted on its next rate adjustment date (and on subsequent rate adjustment dates, if necessary) to equal the sum of (a) an assumed level of the applicable index (_____%) and (b) the respective gross margin (such sum being subject to the applicable periodic adjustment cap and maximum interest rate), (xii) the Class A-1 Group I Pass-Through Rate remains constant at ____%, and (xiii) the Class A-6 Group II Pass-Through Rate remains constant at ______%.



                                                                    GROUP I CHARACTERISTICS

                                                                     Original        Remaining       Original
                                                                      Term to         Term to      Amortization
 Pool                            Gross Coupon     Net Coupon         Maturity        Maturity          Term         Amortization
 Number      Principal Balance    Rate (%)          Rate (%)        (in months)     (in months)     (in months)       Method
------------ ------------------ ------------------ -------------- ---------------- -------------- ---------------- ----------------












                                                                   GROUP II CHARACTERISTICS

                                                                                     Net       Original     Remaining
                             Gross                                                 Maximum      Term to      Term to
               Principal     Coupon      Net Coupon    Months to                  Interest     Maturity      Maturity
Pool Number   Balance (1)     Rate (%)    Rate (%)    Rate Change   Margin (%)   Rate (%)    (in months)  (in months)
------------ -------------- ------------ ------------- ------------ ------------ ------------ ------------ -------------















  Original
Amortization
    Term         Periodic   Amortitation
(in months)     Cap (%)      Method
------------- ------------- -------------


































-----------------------------------------------------




                                                          PERCENTAGE OF CERTIFICATE PRINCIPAL BALANCE

              Class A-1 Group I Certificates        Class A-2 Group I Certificates    Class A-3 Group I Certificates
                            HEP                                  HEP                                HEP


Payment Date














-----------------------------------------------------

(0) For purposes of calculating the percentages and the weighted average lives with respect to the Group I Certificates, the Home Equity Loans in Group II are assumed to prepay at 26% CPR and for purposes of calculating the percentages and the weighted average lives with respect to the Group II Certificates, the Home Equity Loans in Group I are assumed to prepay at 24% HEP.


(1) The weighted average life of the Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.






                                                          PERCENTAGE OF CERTIFICATE PRINCIPAL BALANCE (1)-

              Class A-1 Group I Certificates        Class A-2 Group I Certificates    Class A-3 Group I Certificates
                            HEP                                  HEP                                HEP


Payment Date








-----------------------------------------------------



(2) For purposes of calculating the percentages and the weighted average lives with respect to the Group I Certificates, the Home Equity Loans in Group II are assumed to prepay at 26% CPR and for purposes of calculating the percentages and the weighted average lives with respect to the Group II Certificates, the Home Equity Loans in Group I are assumed to prepay at 24% HEP.

(3) The weighted average life of the Class A Certificates is determined by (i) multiplying the amount of each principal payment by the number of years from the Closing Date to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the initial respective Certificate Principal Balance for such Class of Class A Certificates.

         The Home Equity Loans will not have the characteristics assumed above, and there can be no assurance that (i) the Home Equity Loans will prepay at any of the rates shown in the table or at any other particular rate or will prepay proportionately or (ii) the weighted average lives of each Class of the Class A Group I Certificates, or the weighted average life of the Class A-6 Group II Certificates will be as calculated above. Because the rate of distributions of principal of the Class A Certificates will be a result of the actual amortization (including prepayments) of the Home Equity Loans in the related Home Equity Loan Group, which will include Home Equity Loans that have remaining terms to stated maturity shorter or longer than those assumed and Coupon Rates higher or lower than those assumed, the weighted average lives of the Class A Group I Certificates and the Class A-6 Group II Certificates will differ from those set forth above, even if all of the Home Equity Loans in the related Home Equity Loan Group prepay at the indicated constant prepayment rates.



Payment Delay Feature of Class A-2, A-3, A-4 and A-5 Group I Certificates


         The effective yield to the Owners of the Class A-2, A-3, A-4 and A-5 Group I Certificates will be lower than the yield which would otherwise apply because distributions will not be payable to such Owners until at least the __ day of the month in which the related Accrual Period ends, without any additional distribution of interest or earnings thereon in respect of such delay.


                         DESCRIPTION OF THE CERTIFICATES


General


         The Certificates will be issued in classes (each, a "Class") pursuant to a Pooling and Servicing Agreement to be dated as of __________ (the "Pooling and Servicing Agreement") among the Master Servicer, the Depositor and the Trustee. The Trustee will make available for inspection a copy of the Pooling and Servicing Agreement (without exhibits or schedules) to the Owners of the Certificates on written request. The following describes certain terms of the Pooling and Servicing Agreement, but does not purport to be complete and is qualified in its entirety by reference to the Pooling and Servicing Agreement.


         The Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates and the Class A-6 Group II Certificates are senior certificates as described herein. The Class B Certificates are not being offered hereby. Each Class of Class A Certificates will be issued in original principal amounts of $1,000 and integral multiples thereof, except that one certificate for each class of Class A Certificates may be issued in a different amount. The Trust will also issue a residual class in each REMIC created by the Trust (the "Residual Certificates") which are not being offered hereby and will initially be retained by the Company or its affiliates. The Class A
Certificates, the Class B Certificates and the Residual Certificates are collectively referred to as the "Certificates".


Payment Dates and Distributions


         On the __ day of each month, or, if such day is not a business day then the next succeeding business day, commencing ___________ (each such day being a "Payment Date"), the Trustee will be required to distribute to the Owners of record of the Certificates as of the related Record Date, such Owners' Percentage Interest in the amounts required to be distributed to the Owners of each Class of Certificates on such Payment Date. For so long as any Class A Certificate is in book-entry form with DTC, the only "Owner" of such Class A Certificates will be Cede. See " -- Book-Entry Registration of the Class A Certificates" herein.

         Each Owner of record of a Certificate as of each Record Date will be entitled to receive such Owner's Percentage Interest in the amounts due on the related Payment Date to the Owners of the related Class of Certificates. The "Percentage Interest" of each Class A Certificate as of any date of determination will be equal to the percentage obtained by dividing the principal balance of such Class A Certificate as of the Cut-Off Date by the related Class A Certificate Principal Balance as of the Cut-Off Date.


Flow of Funds and Distributions on the Class A Certificates


         The Principal and Interest Account. The Pooling and Servicing Agreement requires the Master Servicer to establish a custodial account (the "Principal and Interest Account") on behalf of the Trustee at a depository institution meeting the requirements set forth in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement requires the Master Servicer to deposit all collections (other than amounts escrowed for taxes and insurance) related to the Home Equity Loans to the Principal and Interest Account on a daily basis (but no later than the first business day after receipt). All funds in the Principal and Interest Account can only be invested in Eligible Investments. Investment earnings on funds held in the Principal and Interest Account are for the account of the Master Servicer, and the Master Servicer will be responsible for any losses.


         The Master Servicer is required pursuant to the Pooling and Servicing Agreement on the thirteenth day or, if such day is not a business day, on the next following business day (the "Remittance Date") of each month to remit to the Trustee the following amounts with respect to the Home Equity Loans in each Home Equity Loan Group: (i) an amount equal to the sum, without duplication, of
(x) the aggregate portions of the interest payments (whether or not collected) becoming due on the Home Equity Loans during the immediately preceding Remittance Period, and (y) any Compensating Interest calculated at the Coupon Rate on the related Home Equity Loan, less the Servicing Fee with respect to the Home Equity Loans serviced by the Master Servicer due with respect to such Home Equity Loans with respect to the immediately preceding Remittance Period (the amount described in this clause (i) for the Home Equity Loans in Group I being the "Group I Interest Remittance Amount" and the amount in this clause (i) for the Home Equity Loans in Group II being the "Group II Interest Remittance
Amount"), (ii) an amount equal to the sum, without duplication, of (x) the aggregate portions of the scheduled principal payments, but only to the extent collected, on the Home Equity Loans during the immediately preceding Remittance Period, (y) any Prepayments, Insurance Proceeds and Net Liquidation Proceeds (but only to the extent that such Net Liquidation Proceeds do not exceed the principal balance of the related Home Equity Loan) and Released Mortgaged Property Proceeds, in each case only to the extent collected on the Home Equity Loans during the preceding Remittance Period and (z) all Loan Purchase Prices and Substitution Amounts with respect to the related Home Equity Loans at such Remittance Date paid or received by the Master Servicer for deposit to the Principal and Interest Account (the amount described in this clause (ii) for the Home Equity Loans in Group I being the "Group I Principal Remittance Amount", and the amount described in this clause (ii) for the Home Equity Loans in Group II being the "Group II Principal Remittance Amount". For any Remittance Date, the sum of the Group I Interest Remittance Amount and the Group I Principal Remittance Amount is the "Group I Monthly Remittance" for such Remittance Date and the sum of the Group II Interest Remittance Amount and the Group II Principal Remittance Amount is the "Group II Monthly Remittance" for such Remittance Date. The sum of the Group I Interest Remittance Amount and the Group II Interest Remittance Amount is the "Interest Remittance Amount". The sum of the Group I Principal Remittance Amount and the Group II Principal Remittance Amount is equal to the "Principal Remittance Amount". For any Remittance Date, the sum of the Interest Remittance Amount and the Principal Remittance Amount is the "Monthly Remittance" for such Remittance Date.


         A "Remittance Period" is the period commencing at the opening of business on the second day of each month and ending at the close of business on the first day of the following month.

         Delinquency Advances. The Pooling and Servicing Agreement requires that if, on any Remittance Date, the amount then on deposit in the Principal and Interest Account from Home Equity Loan collections and relating to interest is less than the Interest Remittance Amount applicable to such Remittance Period, then the Master Servicer is required to deposit into the Principal and Interest Account a sufficient amount of its own funds ("Delinquency Advances") to make such amount equal to such Interest Remittance Amount. The Master Servicer is not required to make a Delinquency Advance if it believes that such Delinquency Advance will not be recoverable from the related Home Equity Loan. The Trustee, as successor Master Servicer, will not be required to make a Delinquency Advance if it believes that such Delinquency Advance will not be recoverable from the related Home Equity Loan.


         The Certificate Account. The Pooling and Servicing Agreement provides that the Trustee shall create and maintain one or more accounts for the purpose of funding distributions to the Owners (collectively, the "Certificate Account"). The Pooling and Servicing Agreement provides that the Trustee shall deposit to the Certificate Account monthly, the Monthly Remittance received from the Master Servicer on the related Remittance Date.


         The Policy Payments Account. The Pooling and Servicing Agreement requires that the Trustee shall establish a separate special purpose trust account for the benefit of Owners of the Class A Certificates and the Certificate Insurer (the "Policy Payments Account"). On the second business day prior to each Payment Date, in preparation of making distributions on such Payment Date, if the Trustee determines with respect to either Home Equity Loan Group that the Total Available Funds to be on deposit in the Certificate Account with respect to such Home Equity Loan Group will be insufficient to pay the full amount of the related Insured Distribution Amount and the fees of the Trustee for such Payment Date, the Trustee will then be required to make a draw on the Certificate Insurance Policy for the deficiency (the amount of any such deficiency being the amount of the "Insured Payment" required to be made) and to deposit the amount received with respect to such draw into the Policy Payments Account. The Trustee will then distribute such amount only for purposes of payment to Owners of Class A Certificates of the Insured Payments for which a claim was made.



         The Supplemental Interest Account. The Pooling and Servicing Agreement also establishes the "Group II Supplemental Interest Account" (the "Supplemental Interest Account") which is held in trust by the Trustee, but does not constitute a part of the Trust. The Supplemental Interest Account will hold certain amounts and other property relating to the funding of Supplemental Interest Amounts, if any, to the Owners of the Class A-6 Group II Certificates. "Group II Supplemental Interest Amounts" are payments due on any Payment Date which result from any shortfall between Class A-6 Group II Certificate interest calculated at the Class A-6 Formula Pass-Through Rate, and such interest calculated at the Class A-6 Available Funds Pass-Through Rate.


         Distributions on the Class A Certificates. On each Payment Date, the Trustee shall be required to make the following disbursements and transfers from the Certificate Account in the following order of priority, and each such transfer and disbursement shall be treated as having occurred only after all preceding transfers and disbursements have occurred:


                     (i) first, the Trustee shall pay first, to itself the Trustee's fees then due;


                     (ii) second, the Trustee shall pay to the Certificate Insurer the premium amount then due and any other amounts then due the Certificate Insurer under the Insurance Agreement;


                     (iii) third, the Trustee shall pay, pari passu, to the Owners of each of the Class A Certificates, the related Class A Distribution Amount for such Class and such Payment Date; and

                     (iv) fourth, the Trustee shall distribute any remaining amount in the Certificate Account to the Owners of the related Class B Certificates and as otherwise required by the Pooling and Servicing Agreement.


         Principal   distributions   with   respect  to  the  Class  A  Group  I
Certificates will generally be distributed in a sequential-pay fashion, subject to the "lockout" provisions applicable to the Class A-5 Group I Certificates.


         The Owners of the Class A-5 Group I Certificates are entitled to receive payments of the Class A-5 Lockout Distribution Amount specified herein; provided, that if on any Payment Date the Class A-4 Certificate Principal Balance is zero, the Owners of the Class A-5 Group I Certificates will be entitled to receive the entire Class A Principal Distribution Amount for Group I for such Payment Date.


         The "Class A-5 Lockout Distribution Amount" for any Payment Date will be the product of (i) the applicable Class A-5 Lockout Percentage for such Payment Date and (ii) the Class A-5 Lockout Pro Rata Distribution Amount for such Payment Date.


         The "Class A-5 Lockout Percentage" for each Payment Date shall be as follows:

           Payment Dates                        Lockout Percentage
          -----------------                  --------------------------


         The "Class A-5 Lockout Pro Rata Distribution Amount" for any Payment Date will be an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-5 Group I Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Certificate Principal Balance of all Classes of the Group I Certificates immediately prior to such Payment Date and (y) the Class A Principal Distribution Amount for Group I for such Payment Date.


         After payment of the Class A-5 Lockout Distribution Amount, the remaining Class A Principal Distribution Amount for Group I shall be paid to the Owners of the other Classes of Class A Group I Certificates sequentially, such that the Class A-4 Group I Certificates are entitled to receive no principal distributions until the Class A-3 Certificate Principal Balance has been reduced to zero, the Class A-3 Group I Certificates are entitled to receive no principal distributions until the Class A-2 Certificate Principal Balance has been reduced to zero, and the Class A-2 Group I Certificates are entitled to receive no principal distributions until the Class A-1 Certificate Principal Balance has been reduced to zero.


         The Pooling and Servicing Agreement provides that to the extent the Certificate Insurer makes Insured Payments, the Certificate Insurer will be subrogated to the rights of the Owners of the related Class A Certificates with respect to such Insured Payments and shall be deemed, to the extent of the payments so made, to be a registered Owner of Class A Certificates and shall be entitled to reimbursement for such Insured Payments, as provided in the Pooling and Servicing Agreement.


Calculation of LIBOR


         On the second business day preceding each Payment Date or, in the case of the first Payment Date, on the second business day preceding the Closing Date (each such date, an "Interest Determination Date"), the Trustee will determine the London interbank offered rate for one-month U.S. dollar deposits ("LIBOR") for the next Accrual Period for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on such Interest Determination Date. As used in this section, "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Interest Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) not controlling, controlled by, or under common control with, the Company or the Trustee.


         On each Interest Determination Date, LIBOR for the related Accrual Period for the Class A-1 Group I Certificates and the Class A-6 Group II Certificates will be established by the Trustee as follows:


         (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the related Accrual Period for the Class A-1 Group I and the Class A-6 Group II Certificates shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).


         (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, LIBOR for the related Accrual Period for the Class A-1 Group I and the Class A-6 Group II Certificates shall be the higher of (x) LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean, (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.


         The establishment of LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Class A-1 Group I and the Class A-6 Group II Certificates for the related Accrual Period shall (in the absence of manifest error) be final and binding. Each such rate of interest may be obtained by telephoning the Trustee at
__________.


Subordination of Class B Certificates


         The Class B Certificates are subordinated to the Class A Certificates. Such subordination is intended to enhance the likelihood that the Owners of the Class A Certificates will receive full and timely receipt of all amounts due to them.


         The Pooling and Servicing Agreement requires that the excess of the aggregate principal balance of the Home Equity Loans in Group I over the Class A Certificate Principal Balance for all Classes of the Class A Group I Certificates be maintained at a certain amount (which amount may vary over time) over the life of the transaction, which amount is specified by the Certificate Insurer. The actual amount of this excess is the "Subordinated Amount" for Group I, and the specified target amount of the excess at a point in time is the "Specified Subordinated Amount" for Group I.

         Similarly, the Pooling and Servicing Agreement requires that the excess of the Group II Pool Principal Balance over the Class A Certificate Principal Balance for the Class A-6 Group II Certificates be maintained at a certain amount (which amount may vary over time) over the life of the transaction, which amount is specified by the Certificate Insurer. The actual amount of this excess is the "Subordinated Amount" for Group II, and the specified target amount of the excess at a point in time is the "Specified Subordinated Amount" for Group II.


         The  Certificate  Insurer  may permit the  reduction  of the  Specified
Subordinated Amount without the consent of, or the giving of notice to, the Owners of the related Class A Certificates; provided, that the Certificate Insurer is not then in default; and provided, further, that such reduction would not change materially the weighted average life of the related Class A Certificates or the current rating thereof.


         The Pooling and Servicing Agreement generally provides that the Owners of the Class B Certificates will only receive distributions of principal to the extent that the actual related Subordinated Amount exceeds the then related Specified Subordinated Amount; i.e., to the extent that there is a level of subordination greater than that required by the Certificate Insurer, as will be the case when the Specified Subordinated Amount decreases or "steps down" in accordance with its terms. Consequently, unless there exists on any particular Payment Date such related excess subordination, the Owners of the related Class A Certificates will be entitled to receive 100% of the principal to be distributed on such Payment Date with respect to the related Home Equity Loan Group.


         Subject to the prior rights of the Owners of the Class A Certificates to receive Class B Interest as discussed below, the Class B Certificates are also entitled to receive all excess interest available on any Payment Date for the related Home Equity Loan Group, i.e., the interest remitted by the Master Servicer to the Trustee relating to the prior Remittance Period (which interest remittance is itself net of the aggregate monthly Servicing Fees) less the interest due and payable to the Owners of the related Class A Certificates, together with the fees and premium due and payable to the Trustee and the Certificate Insurer (such interest to which the related Class B Certificates are entitled, the "Class B Interest" for the related Home Equity Loan Group).


         On each Payment Date the Class B Interest will be used, to the extent available and prior to any distribution thereof to the Class B Certificates, to fund any shortfalls in amounts due to the Owners of the Class A Certificates on such Payment Date. In addition, to the extent that the related Specified Subordinated Amount increases or "steps up" due to the effect of the triggers set forth in the definition thereof, or if, due to Realized Losses, the related Subordinated Amount has been reduced below the related Specified Subordinated Amount, the Pooling and Servicing Agreement requires that Class B Interest be used to make payments of principal to the Owners of the Class A Group I Certificates and the Class A-6 Group II Certificates for the purposes of accelerating the amortization thereof relative to the amortization of the Home Equity Loans in the related Home Equity Loan Group. Such accelerated payments of principal will be made to the extent necessary to increase the related Subordinated Amount to its then-applicable Specified Subordinated Amount. To the extent that, on any Payment Date, the actual related Subordinated Amount is less than the related Specified Subordinated Amount, a "Subordination Deficiency" will exist. The Insurance Agreement defines a "Group I Subordination Deficit" with respect to a Payment Date to be the amount, if any, by which (x) the aggregate Certificate Principal Balance of the Class A Group I Certificates as of such Payment Date, and following the making of all distributions to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the Certificate Insurance Policy), exceeds (y) an amount equal to the aggregate principal balances of the Home Equity Loans in Group I as of the close of business on the last day of the preceding Remittance Period and a "Group II Subordination Deficit" with respect to a Payment Date is the amount, if any, by which (x) the aggregate Certificate Principal Balance of the Class A-6 Group II Certificates as of such Payment Date, and following the making of all distributions to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the

Certificate Insurance Policy) exceeds (y) the aggregate principal balances of the Home Equity Loans in Group II as of the close of business on the last day of the preceding Remittance Period.


         "Subordination Increase Amount" means, as of any Payment Date and with respect to the related Home Equity Loan Group, the lesser of (i) the Subordination Deficiency applicable to such Home Equity Loan Group as of such Payment Date and (ii) the sum of (x) the actual amount available to pay the Class B Interest on the related Home Equity Loan Group and (y) the actual amount allocable to the Class A Certificates for such Home Equity Loan Group from the Class B Interest with respect to the other Home Equity Loan Group, on such Payment Date.


         "Subordination Reduction Amount" means, with respect to any Payment Date and with respect to the related Home Equity Loan Group, an amount equal to the lesser of (x) the excess of the actual Subordinated Amount applicable to such Home Equity Loan Group over the Specified Subordinated Amount for such Payment Date and (y) the amount described in clause (b)(i)(x) of the definition of Class A Principal Distribution Amount for such Payment Date.


         Overcollateralization and the Certificate Insurance Policy. The Pooling and Servicing Agreement requires the Trustee to make a claim for an Insured Payment under the Certificate Insurance Policy not later than 12:00 p.m., New York City time on the second business day prior to any Payment Date as to which the Trustee has determined that a Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment to the extent of such Subordination Deficit as a payment of principal to the Owners of the Class A Group I Certificates or the Class A-6 Group II Certificates, as the case may be, on such Payment Date. Investors in the Class A Group I Certificates of each Class and the Class A-6 Group II Certificates should realize that, under extreme loss or delinquency scenarios applicable to the related Home Equity Loan Pool, they may temporarily receive no distributions of principal.


Crosscollateralization Provisions


         The Pooling and Servicing Agreement provides that the Class B Interest generated by a Home Equity Loan Group may be used to fund certain shortfalls with respect to the other Home Equity Loan Group, provided that such Class B Interest must first be applied to fund certain required payments with respect to the related Home Equity Loan Group. Specifically, the Class B Interest generated by one Home Equity Loan Group is to be applied in the following order of priority: (i) first, to fund a Subordination Increase Amount payment in response to a Subordination Deficit in the related Home Equity Loan Group; (ii) second, to fund a Subordination Increase Amount payment in response to a Subordination Deficit or interest shortfall in the other Home Equity Loan Group; (iii) third, to fund a Subordination Increase Amount payment in response to a Subordination Deficiency in the related Home Equity Loan Group; and (iv) fourth, to fund a Subordination Increase Amount payment in response to a Subordination Deficiency with respect to the other Home Equity Loan Group.


Credit Enhancement Does Not Apply to Prepayment Risk


         In general, the protection afforded by the subordination provisions and by the Certificate Insurance Policy is protection for credit risk and not for prepayment risk. The subordination provisions may not be adjusted, nor may a claim be made under the Certificate Insurance Policy to guarantee or insure that any particular rate of prepayment is experienced by either of the two Home Equity Loan Groups.


Class A Certificate Distributions and Insured Payments


         No later than the second business day prior to each Payment Date the Trustee will be required to determine the amounts to be on deposit in the
Certificate  Account  on  such  Payment  Date,  following  (i)
payment of the applicable Trustee's fee and the premiums due the Certificate Insurer and (ii) the application of the cross-collateralization provisions described above with respect to each of the two Home Equity Loan Groups, such amounts being the "Group I Total Available Funds" and the "Group II Total Available Funds", respectively, or, collectively, the "Total Available Funds". If the aggregate Class A Insured Distribution Amount related to the Class A Group I Certificates for any Payment Date exceeds the Group I Total Available Funds for such Payment Date and the amounts available by reason of the application of the cross-collateralization provisions described above, the Trustee will be required to draw the amount of such insufficiency from the Certificate Insurer under the Certificate Insurance Policy. If on any Payment Date the Class A Insured Distribution Amount related to the Class A-6 Group II Certificates exceeds the Group II Total Available Funds for such Payment Date and the amounts available by reason of the application of the cross-collateralization provisions described above, the Trustee will be required to draw the amount of such insufficiency from the Certificate Insurer under the Certificate Insurance Policy. The Trustee will be required to deposit to the Policy Payments Account the amount of any Insured Payment made by the Certificate Insurer. The Pooling and Servicing Agreement provides that amounts which cannot be distributed to the Owners of the Certificates as a result of final, non-appealable proceedings under the United States Bankruptcy Code or similar insolvency laws will not be considered in determining the amount of Total Available Funds with respect to any Payment Date.


Book-Entry Registration of the Class A Certificates


         The Class A Certificates will be book-entry certificates (the "Book-Entry Certificates"). The Beneficial Certificate Owners may elect to hold their Class A Certificates through DTC in the United States, or CEDEL or Euroclear (in Europe) if they are participants of such systems ("Participants"), or indirectly through organizations which are Participants in such systems. The Book-Entry Certificates will be issued in one or more certificates per class of Class A Certificates which in the aggregate equal the principal balance of such Class A Certificates and will initially be registered in the name of Cede, the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories' names on the books of DTC. Citibank will act as depository for CEDEL and Chase will act as depository for Euroclear (in such capacities, individually the "Relevant Depository" and collectively the "European Depositories"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing principal amounts of $1,000. Except as described below, no Beneficial Certificate Owner will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Owner" of such Class A Certificates will be Cede, as nominee of DTC. Beneficial Certificate Owners will not be Owners as that term is used in the Pooling and Servicing Agreement. Beneficial Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.


         The Beneficial Certificate Owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Certificate Owner's account for such purpose. In turn, the Financial Intermediary's Ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, or, if the Beneficial Certificate Owner's Financial Intermediary is not a DTC Participant, then on the records of CEDEL or Euroclear, as appropriate).


         Beneficial Certificate Owners will receive all distributions of principal of, and interest on, the Class A Certificates from the Trustee through DTC and DTC Participants. While such Class A Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to such Class A Certificates and is required to receive and transmit distributions of principal of, and interest on, such Class A Certificates. Participants and indirect participants with whom Beneficial Certificate Owners have accounts with respect to Class A Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Beneficial Certificate Owners. Accordingly, although Beneficial Certificate Owners will not possess certificates, the Rules provide a mechanism by which Beneficial Certificate Owners will receive distributions and will be able to transfer their interest.


         Beneficial Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Class A Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Beneficial Certificate Owners who are not Participants may transfer ownership of Class A Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer such Class A Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Class A Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of such Class A Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited.
Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Beneficial Certificate Owners.


         Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlements in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Federal Income Tax Consequences -- Foreign Investors" and " -- Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures -- Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.


         Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.


         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depository; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depository to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositories.


         DTC, which is a New York-chartered limited purpose trust company, performs services for its Participants ("DTC Participants"), some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC Participant in the Book-

Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC Participants as in effect from time to time.


         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participant organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.


         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 31 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear Securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.


         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.


         Securities clearance accounts and cash accounts with the Euroclear operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.


         Distributions on the Book-Entry Certificates will be made on each Payment Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC Participants in accordance with DTC's normal procedures. Each DTC Participant will be responsible for disbursing such payment to the Beneficial Certificate Owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the Beneficial Certificate Owners of the Book-Entry Certificates that it represents.


         Under a book-entry format, Beneficial Certificate Owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Class A Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depository. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Certificate Owner to pledge Book-Entry Certificates, to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.


         Monthly and annual reports on the Trust provided by the Master Servicer to Cede, as nominee of DTC, may be made available to Beneficial Certificate Owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such Beneficial Certificate Owners are credited.


         DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. CEDEL or the Euroclear Operator, as the case may be, will take any action permitted to be taken by an Owner under the Pooling and Servicing Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Class A Certificates which conflict with actions taken with respect to other Class A Certificates.


         Definitive Certificates will be issued to Beneficial Certificate Owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if
(a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as a nominee and depository with respect to the Book-Entry Certificates and the Depositor or the Trustee is unable to locate a qualified successor, (b) the Depositor, at its sole option, elects to terminate a book-entry system through DTC or (c) DTC, at the direction of the Beneficial Certificate Owners representing a majority of the outstanding Percentage Interests of the Class A Certificates, advises the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of Beneficial Certificate Owners.


         Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all Beneficial Certificate Owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Owners under the Pooling and Servicing Agreement.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among Participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.


Certain Activities


         The Trust has not and will not: (i) issue securities (except for the Certificates); (ii) borrow money; (iii) make loans; (iv) invest in securities for the purpose of exercising control; (v) underwrite securities; (vi) except as provided in the Pooling and Servicing Agreement, engage in the purchase and sale (or turnover) of investments; (vii) offer securities (except the Certificates) in exchange for property; or (viii) repurchase or otherwise reacquire its securities. See "Reports to the Holders" for information regarding reports to the Certificateholders.


General Servicing Procedures


         Acting directly or through one or more sub-servicers, __________ (the "Master Servicer") is required to service and administer the Home Equity Loans in accordance with the Pooling and Servicing Agreement.


         The Master Servicer in its own name or in the name of a sub-servicer is authorized and empowered pursuant to the Pooling and Servicing Agreement (i) to execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Property in its own name on behalf of the Trustee, and (iii) to hold title in the name of the Trust to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Trustee; provided, however, that to the extent any instrument described in clause (i) would be delivered by the Master Servicer outside of its ordinary procedures for home equity loans held for its own account, the Master Servicer is required, prior to executing and delivering such instrument, to obtain the prior written consent of the Certificate Insurer.


         The Master Servicer, in its own name or in the name of a Sub-Servicer, has the right to approve requests of Mortgagors for consent to (i) partial releases of Mortgages and (ii) alterations, removal, demolition or division of Properties subject to Mortgages. The Pooling and Servicing Agreement provides that no such request shall be approved by the Master Servicer unless: (i) (x) the provisions of the related Note and Mortgage have been complied with, (y) the Combined Loan-to-Value Ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Certificate Insurer) after any release does not exceed the Combined Loan-to-Value Ratio set forth for such Home Equity Loan in the Schedule of Home Equity Loans, and (z) the lien priority of the related Mortgage is not affected; or (ii) the Certificate Insurer shall have approved the granting of such request.


         On the tenth day of each month (or the immediately following business day if the tenth day does not fall on a business day), the Master Servicer or Sub-Servicer shall send to the Trustee a report detailing the payments on the Home Equity Loans serviced by it in each of the two Home Equity Loan Groups during the prior Remittance Period.


Collection of Certain  Home Equity Loan Payments


         The Master Servicer is required generally to service the Home Equity Loan Pool in a prudent manner consistent with its general servicing standards for similar home equity loans and to make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and shall, to the extent such procedures shall be consistent with the provisions of the Pooling and

Servicing Agreement,  follow collection  procedures for all Home
Equity Loans at least as rigorous as those the Master Servicer would take in servicing loans and in collecting payments thereunder for its own account.


         Consistent with the foregoing, the Master Servicer, in its own name or in the name of a Sub-Servicer, may (i) in its discretion waive or permit to be waived any late payment charge or assumption fee or any other fee or charge which the Master Servicer would be entitled to retain as servicing compensation,
(ii) extend the due date for payments due on a Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment, and (iii) amend any Note to extend the maturity thereof, provided that no maturity shall be extended beyond the maturity date of the Home Equity Loan with the latest maturity date and that no more than 1.0% of the Original Pool Balance of the Home Equity Loans shall have a maturity date which has been extended beyond the maturity date thereof at the Cut-Off Date; provided that such action does not violate applicable REMIC provisions. In the event the Master Servicer, in its own name or in the name of a Sub-Servicer, consents to the deferment of the due dates for payments due on a Note, the Master Servicer or Sub-Servicer is nonetheless required to make payment of any required Delinquency Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred.


         Generally the Class A Certificate Owners would prefer that "due-on-sale" clauses be waived in the event of a sale of the underlying Mortgaged Property, that extensions and accommodations be made with delinquent Mortgagors, and that liquidations of Home Equity Loans be deferred, since upon prepayment due to sale or upon liquidation such Owners will receive a payment of principal in connection with such prepayment or liquidation. If attractive re-investment opportunities are available at the time, Class A Certificate Owners may prefer that "due-on-sale" clauses not be waived and that no such extensions, accommodations or deferments be made, thus hastening the return of principal to such Owners.


         Owners do not have the right under the Pooling and Servicing Agreement to make decisions with respect to Mortgagor accounts. Such decisions are in the nature of mortgage servicing and the Master Servicer generally has the right to make such decisions without the requirement of consent of the Owners, the Trustee or the Certificate Insurer. The Master Servicer will generally be required under the Pooling and Servicing Agreement to enforce "due-on-sale" clauses, and will make decisions with respect to liquidations in accordance with the Pooling and Servicing Agreement.


         Under certain limited circumstances the Pooling and Servicing Agreement may require the Master Servicer to obtain the consent of the Certificate Insurer before taking certain actions with respect to defaulted Home Equity Loans and in connection with the waiver of "due-on-sale" clauses. Since the Certificate Insurer's exposure increases, to the extent of interest accrued, the longer the liquidation process, it is likely to be the case that the Certificate Insurer will favor quick liquidations in those situations in which its consent is required. Similarly, the Certificate Insurer would favor the enforcement of a "due-on-sale" clause, since a prepayment in the event of a sale also reduces its exposure by limiting the accrual of interest.


Principal and Interest Account


         The Master Servicer, in its own name or in the name of a Sub-Servicer, is required to deposit to the Principal and Interest Account all collections on the Home Equity Loans, certain proceeds received by the Master Servicer in connection with the termination of the Trust, Loan Purchase Prices and Substitution Amounts received or paid by the Master Servicer, insurance and condemnation proceeds received by the Master Servicer, other amounts related to the Home Equity Loans received by the Master Servicer, including any income from REO Properties (net of Servicing Advances made with respect to such REO Properties), and Delinquency Advances together with any amounts which are reimbursable from the Principal and Interest Account, but net of the Servicing Fee with respect to each Home Equity Loan serviced by the

Master Servicer and other servicing compensation to the Master Servicer as permitted by the Pooling and Servicing Agreement.


         The Master Servicer or Sub-Servicer may make withdrawals from the Principal and Interest Account only for the following purposes: (a) to effect the timely remittance to the Trustee of the Monthly Remittance due on the Remittance Date; (b) to withdraw investment earnings on amounts on deposit in the Principal and Interest Account; (c) to withdraw amounts that have been deposited to the Principal and Interest Account in error; (d) to pay certain miscellaneous amounts over to the Depositor and (e) to clear and terminate the Principal and Interest Account.


         On each Remittance Date the Master Servicer and any Sub-Servicer is required to remit the Monthly Remittance amount inclusive of all Delinquency Advances and Compensating Interest to the Trustee by wire transfer, or otherwise make funds available in immediately available funds.


Servicing Advances


         The Pooling and Servicing Agreement obligates the Master Servicer to pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) preservation expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including, without limitation, realtors' commissions) and (iv) advances made for taxes, insurance and other charges against a Property. Each such expenditure will constitute a "Servicing Advance". The Master Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan. In no case may the Master Servicer recover Servicing Advances from the principal and interest payments on any Home Equity Loan or from any amounts relating to any other Home Equity Loan. The Master Servicer is not required to make a Servicing Advance if it believes that such Servicing Advance will not be recoverable from the related Home Equity Loan.


Compensating Interest


         A full month's interest on each Home Equity Loan, calculated at a rate equal to such Home Equity Loan's Coupon Rate less the Servicing Fee is due to the Trustee on the outstanding principal balance of each Home Equity Loan as of the beginning of each Remittance Period. If a Prepayment of a Home Equity Loan occurs during any calendar month, any difference between the interest collected from the Mortgagor during such calendar month and the full month's interest at such rate ("Compensating Interest") that is due is required to be deposited by the Master Servicer to the Principal and Interest Account (without any right of reimbursement therefor) and shall be included in the Monthly Remittance and made available to the Trustee on the next succeeding Remittance Date.


Maintenance of Insurance


         The Master Servicer is required to cause to be maintained with respect to each Home Equity Loan that it services and related Property a hazard insurance policy with a carrier licensed in the state in which such Property is located that provides for fire and extended coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Home Equity Loan in an amount not less than the least of (i) the outstanding principal balance of the Home Equity Loan (together in the case of a Junior Mortgage, with the outstanding principal balance of the senior lien), or (ii) the minimum amount required to compensate for loss or damage on a replacement cost basis, or (iii) the full insurable value of the premises.

         If a Home Equity Loan relates to a Mortgaged Property in an area identified at the time of origination thereof in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the Master Servicer, in its own name or in the name of a Sub-Servicer, will be required to maintain with respect thereto a flood insurance policy in a form meeting the requirements of the then-current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for recovery by the Master Servicer or a Sub-Servicer on behalf of the Trust of insurance proceeds relating to such Home Equity Loan, of not less than the least of (i) the outstanding principal balance of the Home Equity Loan, or (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.


         In the event that the Master Servicer or a Sub-Servicer obtains and maintains a blanket policy insuring against fire and other hazards with extended coverage and against flood hazards on all of the Home Equity Loans that it services, then, to the extent such policy names the Master Servicer or a Sub-Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Home Equity Loans without co-insurance, and otherwise complies with the requirements of the Pooling and Servicing Agreement, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under the Pooling and Servicing Agreement. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the Pooling and Servicing Agreement, and there shall have been a loss that would have been covered by such policy, to deposit in the Principal and Interest Account from the Master Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the Pooling and Servicing Agreement and the amount paid under such blanket policy.


         Pursuant to the Pooling and Servicing Agreement, the Master Servicer will be required to indemnify the Trust out of its own funds for any loss to the Trust resulting from the Master Servicer's failure to maintain any required insurance.


Due-on-Sale Clauses


         When a Property has been or is about to be conveyed by the Mortgagor, the Master Servicer or a Sub-Servicer, to the extent it has knowledge of such conveyance or prospective conveyance, is required to exercise its rights to accelerate the maturity of the related Home Equity Loan under any "due on sale" clause contained in the related Mortgage or Note; provided, however, that the Master Servicer will not be required to exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law; and provided further, that the Master Servicer may refrain from exercising any such right if the Certificate Insurer gives its prior consent to such non-enforcement.


Realization Upon Defaulted  Home Equity Loans


         The Master Servicer, in its own name or in the name of a Sub-Servicer, is required to foreclose upon or otherwise comparably effect the ownership in the name of the Trust, on behalf of the Trustee, of Properties relating to defaulted Home Equity Loans that it services as to which no satisfactory arrangements can be made for collection of delinquent payments and which the Master Servicer has not purchased pursuant to its purchase option described below, unless the Master Servicer reasonably believes that Net Liquidation Proceeds with respect to such Home Equity Loan would not be increased as a result of such foreclosure or other action, in which case such Home Equity Loan will be charged off and will become a Liquidated Home Equity Loan. In connection with such foreclosure or other conversion, the Master Servicer is required to exercise or use foreclosure procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances".




         The Master Servicer, in its own name or in the name of a Sub-Servicer, is required to sell any REO Property within 23 months of its acquisition by the Trustee, unless the Master Servicer obtains for the Trustee an opinion of counsel experienced in federal income tax matters, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust of such REO Property for a greater specified period will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or cause the Trust to fail to qualify as a REMIC.


         In accordance with the Pooling and Servicing Agreement, if the Master Servicer has actual knowledge that a Property which it is contemplating
acquiring  in  foreclosure   or  by  deed  in  lieu  of   foreclosure   contains
environmental or hazardous waste risks known to it, the Master Servicer shall notify the Certificate Insurer and the Trustee prior to acquiring the Property. The Master Servicer is not permitted to take any action with respect to such a Property without the prior written approval of the Certificate Insurer.


         The Master Servicer is required to determine, with respect to each defaulted Home Equity Loan that it services, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts, if any, it expects to recover from or on account of such defaulted Home Equity Loan, whereupon such Home Equity Loan shall become a "Liquidated Home Equity Loan".


Servicing Compensation


         As compensation for its servicing activities under the Pooling and Servicing Agreement, the Master Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Home Equity Loan that it services. Additional servicing compensation in the form of release fees, bad check charges, assumption fees, late payment charges, and any other servicing-related fees, and similar items may, to the extent collected from Mortgagors, be retained by the Master Servicer.


Annual Statement as to Compliance


         The Master Servicer is required to deliver, on its own behalf, to the Trustee, the Depositor, the Company and the Certificate Insurer, annually, commencing in 1998, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during such preceding calendar year and of performance under the Pooling and Servicing Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default.


Annual Independent Certified Public Accountants' Reports


         Annually, commencing in 1998, the Master Servicer is required to cause to be delivered, on its own behalf, to the Trustee and the Certificate Insurer a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Certificate Insurer stating that such firm has, with respect to the Master Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

Assignment of Agreement


         The Master Servicer may not assign its obligations under the Pooling and Servicing Agreement, in whole or in part, unless it shall have first obtained the written consent of the Depositor, the Company, the Trustee and the Certificate Insurer; provided, however, that any assignee must meet the eligibility requirements set forth in the Pooling and Servicing Agreement for a successor Master Servicer.


Removal and Resignation of the Master Servicer; Events of Default


         The Certificate Insurer, or with the consent of the Certificate Insurer, the Depositor or the Owners of Class A Certificates owning a majority in Percentage Interest in the Class A Certificates may remove the Master Servicer upon the occurrence of any of the following events (each, an "Event of Default"):


                     (i) The Master Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due,
         (III) make a general assignment for the benefit of creditors, (IV) be adjudicated bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) cause corporate action to be taken by it for the purpose of effecting any of the foregoing; or


                     (ii)If without the application,  approval or consent of the
         Master Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Master Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Master Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Master Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of sixty (60) consecutive days; or


                     (iii) The Master Servicer shall fail to perform any one or more of its obligations under the Pooling and Servicing Agreement (other than its obligations referenced in clauses (vi) and (vii) below) and shall continue in default thereof for a period of thirty (30) days after the earlier to occur of (x) the date on which an authorized officer of the Master Servicer knows or reasonably should know of such failure or (y) receipt by the Master Servicer of a written notice by the Trustee, any Owner, the Depositor or the Certificate Insurer of said failure; or


                     (iv)The  Master  Servicer  shall fail to cure any breach of any of its representations and warranties set forth in the Pooling and Servicing Agreement which materially and adversely affects the interests of the Owners or Certificate Insurer for a period of thirty
         (30) days after the earlier of (x) the date on which an authorized officer of the Master Servicer knows or reasonably should know of such breach or (y) receipt by the Master Servicer of a written notice from the Trustee, any Owner, the Depositor or the Certificate Insurer of such breach;


                     (v) If the Certificate Insurer pays out any money under the Certificate Insurance Policy, or if the Certificate Insurer otherwise funds any shortfall with its own money, because the amounts available to the Trustee (other than from the Certificate Insurer) are insufficient to make required distributions on the Class A Certificates;


                     (vi)The failure by the Master Servicer to make any required Servicing Advance for a period of 30 days following the earlier of (x) the date on which an authorized officer of the Master Servicer knows or reasonably should know of such failure or (y) receipt by the Master Servicer of a written notice from the Trustee, any Owner, the Depositor or the Certificate Insurer of such failure;


                     (vii) The failure by the Master Servicer to make any required Delinquency Advance or to pay any Compensating Interest or to pay over the Monthly Remittance;


                     (viii)If the delinquency or loss levels applicable to the Home Equity Loans serviced by the Master Servicer exceed certain "trigger" levels set forth in the Insurance Agreement; or


                     (ix)An "Event of Default" exists and is continuing under the Insurance Agreement;


provided, however, that (x) prior to any removal of the Master Servicer pursuant to clauses (ii) through (iv) and (vi) above, any applicable grace period granted by any such clause shall have expired prior to the time such occurrence shall have been remedied and (y) in the event of the refusal or inability of the Master Servicer to comply with its obligations described in clause (vii) above, such removal shall be effective (without the requirement of any action on the part of the Depositor, the Trustee or the Certificate Insurer) at 4 p.m. (New York City time) on the second business day following the day on which the Trustee notifies the Master Servicer that a required amount described in clause
(vii) above has not been received by the Trustee, unless the required amount described in clause (vii) above is paid by the Master Servicer prior to such time or the Certificate Insurer grants an additional grace period for such payment. Upon the Trustee's determination that a required amount described in clause (vii) above has not been made by the Master Servicer, the Trustee shall so notify the Master Servicer, the Depositor and the Certificate Insurer as soon as is reasonably practical.

         The Master Servicer may not resign from the obligations and duties imposed on it under the Pooling and Servicing Agreement, except upon determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of the Pooling and Servicing Agreement. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Trustee, the Depositor and the Certificate Insurer.


         No removal or resignation of the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.


Successor Master Servicer


         Upon removal or resignation of Home Equity Securitization Corp. as Master Servicer under the Pooling and Servicing Agreement, the Trustee (x) may solicit bids for a successor Master Servicer under the Pooling and Servicing Agreement, which successor Master Servicer must be acceptable to the Certificate Insurer, and (y) pending the appointment of a successor Master Servicer under the Pooling and Servicing Agreement, as a result of soliciting such bids, is required to serve as Master Servicer under the Pooling and Servicing Agreement, unless Home Equity Securitization Corp. has been removed without cause, in which event the Trustee prior to any such removal must designate a successor Master Servicer under the Pooling and Servicing Agreement acceptable to the Certificate Insurer. The Trustee, if it is unable to obtain a qualifying bid and is prevented by law from acting as Master Servicer under the Pooling and Servicing

Agreement, may appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or FHLMC for first and second home equity loans and having equity of not less than $15,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Certificate Insurer.


         The Trustee, or any other successor Master Servicer, upon assuming the duties of the Master Servicer, is required immediately to make payment of all Compensating Interest and all Delinquency Advances which the Master Servicer has theretofore failed to remit with respect to the Home Equity Loans; provided, however, that if the Trustee is acting as successor Master Servicer, the Trustee is only required to make Delinquency Advances (including the Delinquency Advances described in this sentence) if, in the Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Home Equity Loans.


Investment of Accounts


         All or a portion of the Principal and Interest Account, the Certificate Account and any other account which may be created by the Trustee (each, an "Account"), may be invested and reinvested in an Eligible Investment bearing interest or sold at a discount. The bank serving as Trustee or any affiliate thereof, may be the obligor on any investment in any Account which otherwise qualifies as an Eligible Investment. No investment in any Account held by the Trustee may mature later than the business day immediately preceding the next succeeding Payment Date; provided, however, that if the investment is an investment of the bank serving as Trustee, then it may mature on the Payment Date.


         The Trustee will not in any way be held liable by reason of any insufficiency in any Account resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Trustee is the obligor thereon).


         All income or other gain from investments in any Account will be required to be deposited in such Account immediately upon receipt, and any loss resulting from such investments will be required to be charged to such Account (except with respect to the Principal and Interest Account, as to which the Master Servicer is entitled to retain any gain from investments and is required to deposit an amount equal to any loss into the Principal and Interest Account from its own funds).


Eligible Investments


         The following are "Eligible Investments":


         (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States;


         (b) Federal Housing Administration debentures, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;


         (c) FHLMC senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;


         (d) FNMA senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

         (e) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated ___ or better by ___ and ___ by ___;


         (f) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $50,000,000 which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least ___ by ___ and ___ by ___;


         (g) Commercial paper (having original maturities of not more than 270 days) rated ___ or better by ___ and ___ by ___;


         (h) Investments in money market funds rated ___ or ___ by ___ and ___ or ___ by ___; and


         (i) Such other investments as have been approved in writing by ___, ___ and the Certificate Insurer;



provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.


Amendments


         The Trustee, the Master Servicer and the Depositor may at any time and from time to time, with the prior written consent of the Certificate Insurer but without the consent of the Owners, amend the Pooling and Servicing Agreement, for the purposes of (a) curing any ambiguity, or correcting or supplementing any provision of any such agreement which may be inconsistent with any other provision of such agreement, (b) if accompanied by an approving opinion of counsel experienced in federal income tax matters, removing the restriction against the transfer of a Residual Certificate to a Disqualified Organization (as such term is defined in the Code) or (c) complying with the requirements of the Code; provided, however, that such action shall not, as evidenced by an opinion of counsel delivered to the Trustee, materially and adversely affect the interests of any Owner or materially and adversely affect (without its written consent) the rights and interests of the Certificate Insurer.


         The Pooling and Servicing Agreement may also be amended by the Trustee, the Master Servicer and the Depositor, as applicable, at any time and from time to time, with the prior written approval of the Certificate Insurer and of not less than 66 2/3% of the Percentage Interest represented by each affected Class of Certificates then outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of the Owners thereunder; provided, however, that no such amendment shall (a) change in any manner the amount of, or delay the timing of, payments which are required to be distributed to any Owner without the consent of the Owner of such Certificate or (b) change the aforesaid percentages of Percentage Interest which are required to consent to any such amendments, without the consent of the Owners of all Certificates of the Class or Classes affected then outstanding. Any such amendment must be accompanied by an opinion of tax counsel as to REMIC matters.


         The Trustee will be required to furnish a copy of any such amendment to each Owner in the manner set forth in the Pooling and Servicing Agreement.

Termination of the Trust


         The Pooling and Servicing Agreement provides that the Trust will terminate upon the payment to the Owners of all Certificates from amounts other than those available under the Certificate Insurance Policy all amounts required to be paid to such Owners upon the final payment and other liquidation (or any advance made with respect thereto) of the last Home Equity Loan.


Optional Termination by the Depositor


         At its option, but subject to the consent of the Certificate Insurer in certain circumstances, the Depositor may purchase from the Trust all (but not fewer than all) remaining Home Equity Loans and other property, acquired by foreclosure, deed in lieu of foreclosure, or otherwise, then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Payment Date when the Pool Principal Balance has declined to ten percent or less of the Original Pool Principal Balance.


         The termination of the Trust by the preceding method is equivalent to a prepayment of all the Home Equity Loans and a liquidation of the Trust. The Owners of the Class A Certificates would receive from the proceeds of such purchase any interest owed (including any accrued but unpaid Supplemental Interest Amounts) and the Owners of the Class A Certificates would receive any principal not yet paid, in the order of priority set forth under "Description of Certificates -- Distributions on Class A Certificates". Consequently, a termination of the Trust pursuant to the preceding methods, if such Certificates were purchased at a price in excess of par, reduces the yield to maturity on the Class A Certificates.


Auction Sale


         The Pooling and Servicing Agreement requires that, within ninety days following the Depositor Optional Termination Date, if the Depositor has not exercised its optional termination right by such date, the Trustee solicit bids for the purchase of all Home Equity Loans remaining in the Trust. In the event that satisfactory bids are received as described in the Pooling and Servicing Agreement, the net sale proceeds will be distributed to Certificateholders, in the same order of priority as collections received in respect of the Home Equity Loans. If satisfactory bids are not received, the Trustee shall decline to sell the Home Equity Loans and shall not be under any obligation to solicit any further bids or otherwise negotiate any further sale of the Home Equity Loans. Such sale and consequent termination of the Trust must constitute a "qualified liquidation" of each REMIC established by the Trust under Section 860F of the Internal Revenue Code of 1986, as amended, including, without limitation, the requirement that the qualified liquidation takes place over a period not to exceed 90 days. Such Auction Sale shall be subject to the consent of the Certificate Insurer in certain circumstances.


                                     TRUSTEE


         Pursuant to the Pooling and Servicing  Agreement,  The Chase  Manhattan
Bank will serve as trustee of the Trust. The Pooling and Servicing Agreement sets forth provisions regarding the Trustee, certain of which are described below.


Certain Covenants of the Trustee


         Withholding. The Trustee is required to comply with all requirements of the Code or any applicable state or local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         Unclaimed Moneys. Any money held by the Trustee in trust for the payment of any amount due with respect to any Class A Certificate and remaining unclaimed for the period then specified in the escheat laws of the State of New York after such amount has become due and payable will be discharged from such trust and be paid to the Company, and the Owner of such Class A Certificate shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof (but only to the extent of the amounts so paid to the Company), and all liability of the Trustee with respect to such trust money will thereupon cease; provided, however, that the Trustee, before being required to make any such payment, may at the expense of the Company cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Company. The Trustee may also adopt and employ, at the expense of the Company, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the Register at the last address of record for each such Owner).



         Protection of Trust Estate. The trust estate (the "Trust Estate") of the Trust primarily consists of (i) the Home Equity Loans, (ii) all moneys held in the Accounts and (iii) the Certificate Insurance Policy. The Trustee is required to hold the Trust Estate in Trust for the benefit of the Owners and, upon request of and at the expense of the Company and at the expense of the requesting party, will from time to time execute and deliver all such supplements and amendments to the Pooling and Servicing Agreement, instruments of further assurance and other instruments, and will take such other action upon such request as it deems reasonably necessary or advisable, to more effectively hold in trust all or any portion of the Trust Estate.


         The Trustee has the power to enforce, and is required to enforce the obligations of the other parties to the Pooling and Servicing Agreement by action, suit or proceeding at law or equity, and also has the power to enjoin, by action or suit, any acts or occurrences which may be unlawful or in violation of the rights of the Owners; provided, however, that nothing in the Pooling and Servicing Agreement requires any action by the Trustee unless the Trustee shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by the Pooling and Servicing Agreement, have been requested to take such action by the Owners and provided, further, that certain obligations may be enforced by the Trustee only with the consent of the Certificate Insurer.


         Performance and Enforcement of Obligations. The Pooling and Servicing Agreement provides that the Trustee is under no obligation to exercise any of the rights or powers vested in it by the Pooling and Servicing Agreement at the request or direction of any of the Owners, unless such Owners shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.


         The Trustee may execute any of the rights or powers granted by the Pooling and Servicing Agreement or perform any duties thereunder either directly or by or through agents or attorneys, and the Trustee is responsible for any misconduct or negligence on the part of any agent or attorney appointed and supervised with due care by it thereunder.


         Pursuant to the Pooling and Servicing Agreement, the Trustee is not liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by an authorized officer of any person or within its rights or powers under the Pooling and Servicing Agreement.


         The Pooling and Servicing Agreement provides that no Owner has any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement or the Certificate Insurance Policy, or for the appointment of a receiver or trustee under the Pooling and Servicing Agreement, unless:

                  (1) such Owner has previously given written notice to the Depositor, the Certificate Insurer and the Trustee of such Owner's intention to institute such proceeding, and the Certificate Insurer consents thereto;


                  (2) the Owners of not less than 25% of the Percentage Interests represented by any Class of Class A Certificates then outstanding or, if there are no Class A Certificates then outstanding, by such Percentage Interest represented by the Class B Certificates then outstanding, shall have made written request to the Trustee to institute such proceeding in its own name as representative of the Owners;


                  (3)  such  Owner  or  Owners  have   offered  to  the  Trustee
         reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;


                  (4) the Trustee for 30 days after its receipt of such  notice,
         request  and  offer  of  indemnity,   has  failed  to  institute   such
         proceeding; and


                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Owners of a majority of the Percentage Interests represented by each Class of Class A Certificates then outstanding or, if there are no Class A Certificates then outstanding, by a majority of the Percentage Interests represented by the Class B Certificates then outstanding.


         The Pooling and Servicing Agreement provides that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of the Pooling and Servicing Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under the Pooling and Servicing Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.


         In the event the Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates, the Trustee shall follow the directions of the Certificate Insurer.


         The Certificate Insurer or, with the consent of the Certificate Insurer, the Owners of a majority of the Percentage Interests represented by each Class of Class A Certificates then outstanding or, if there are no Class A Certificates then outstanding, by such majority of the Percentage Interests represented by the Class B Certificates then outstanding, may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Estate provided that: (1) such direction is not in conflict with any rule of law or with the Pooling and Servicing Agreement; (2) the Trustee has been provided with indemnity satisfactory to it; and (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.


         Disposition of Trust Estate. The Trustee covenants not to permit the Trust to sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by the Pooling and Servicing Agreement.


         Reporting Requirements. On each Payment Date the Trustee is required to report in writing to each Owner and to the Certificate Insurer, among other things: (i) the amount of the distribution with respect to the Class A Certificates, the Class B Certificates and the Residual Certificates; (ii) the amount of such distributions allocable to principal, separately identifying the aggregate amount of any Prepayments or other recoveries of principal included therein; (iii) the amount of such distributions allocable to interest; (iv) the amount of such distributions allocable to the Class A Carry-Forward Amount or the Class B Carry-Forward Amount; (v) the amount of any Insured Payment made with respect to such Payment Date; (vi) the Class A Principal Balance as of such Payment Date, together with the principal amount of each Class A Certificate (based on a Certificate in the original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date;
(vii) the Class B Principal Balance as of such Payment Date, together with the principal amount of each Class B Certificate (based on a Certificate in the original principal amount of $1,000) then outstanding, in each case after giving effect to any payment of principal on such Payment Date; (viii) the total of any Substitution Amounts and any Loan Purchase Prices included in such distribution;
(ix) the amount of the Servicing Fee paid with respect to such Payment Date; and
(x) the Subordinated Amount as of such Payment Date.


Removal of Trustee for Cause


         The Trustee may be removed upon the occurrence of any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):


                  (1) the Trustee shall fail to distribute to the Owners entitled thereto on any Payment Date amounts available for distribution in accordance with the terms of the Pooling and Servicing Agreement; or


                  (2) the Trustee shall fail in the performance of, or breach, any covenant or agreement of the Trustee in the Pooling and Servicing Agreement, or if any representation or warranty of the Trustee made in the Pooling and Servicing Agreement or in any certificate or other writing delivered pursuant thereto or in connection therewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such failure or breach shall continue or not be cured for a period of 30 days after, there shall have been given, by registered or certified mail, to the Trustee by the Depositor or by the Certificate Insurer or by the Owners of at least 25% of the aggregate Percentage Interest represented by any Class of Class A Certificates then outstanding, or, if there are no Class A Certificates then outstanding, by such Percentage Interest represented by the Class B Certificates then outstanding, a written notice specifying such failure or breach and requiring it to be remedied; or


                  (3) certain insolvency events related to the Trustee.


         If any event described above occurs and is continuing, then and in every such case (x) the Depositor or the Certificate Insurer or (y) with the consent of the Certificate Insurer, the Owners of a majority Percentage Interest represented by any Class of Class A Certificates or, if there are no Class A Certificates then outstanding, by such Percentage Interest represented by the Class B Certificates then outstanding, may immediately appoint a successor trustee.


Liability of the Trustee


         The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreement. If an Event of Default has occurred and has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by the Pooling and Servicing Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the Trustee (i) undertakes to perform such duties and only such duties as are specifically set forth in the Pooling and Servicing Agreement, and no implied covenants or obligations shall be read into the Pooling and Servicing Agreement against the Trustee and (ii) in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of the Pooling and Servicing Agreement; provided, however, that such provisions do not protect the Trustee or any such person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties thereunder.


         The Trustee and any director, officer, employee or agent of the Trustee may rely and will be protected in acting or refraining from acting in good faith in reliance on any certificate, notice or other document of any kind prima facie properly executed and submitted by the authorized officer of any person respecting any matters arising under the Pooling and Servicing Agreement.


          THE CERTIFICATE INSURANCE POLICY AND THE CERTIFICATE INSURER


Certificate Insurer

[describe]

The Certificate Insurance Policy


         The Depositor will obtain the Certificate Insurance Policy, issued by the Certificate Insurer, in favor of the Owners of the Class A Certificates. The Certificate Insurance Policy provides for 100% coverage of the related Insured Distribution Amount.


         The Certificate Insurance Policy unconditionally guarantees the payment of Insured Payments on the Class A Certificates. The Certificate Insurer is required to make Insured Payments to the Trustee for the benefit of the Class A Certificateholders on the later of the Payment Date or on the second Business Day next following the day on which the Certificate Insurer and its fiscal agent, if any, shall have received an appropriate written notice of claim from the Trustee that an Insured Payment is due.


         If payment of any amount avoided as a preference under applicable bankruptcy, insolvency, receivership or similar law is required to be made under the Certificate Insurance Policy, the Certificate Insurer will cause such payment to be made on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by the Certificate Insurer from the Trustee of (A) a certified copy of the order (the "Order") of the court or other governmental body which exercised jurisdiction to the effect that the applicable Owner of the Class A Certificates is required to return the amount of any Class A Insured Distribution Amount distributed with respect to the Class A Certificates during the term of the Certificate Insurance Policy because such distributions were avoidable as preference payments under applicable bankruptcy law, (B) a certificate of such Owner of the Class A Certificates that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by such Owner of the Class A Certificates, in such form as is reasonably required by the Certificate Insurer and provided to such Owner of the Class A Certificates by the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of such Owner of the Class A Certificates relating to or arising under the Class A Certificates against the debtor which made the preference payment or otherwise with respect to such preference payment, or (ii) the date of Receipt by the Certificate Insurer from the Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, the Certificate Insurer has Received written notice from the Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment will be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Trustee or any Owner of the Class A Certificates directly (unless an Owner of the Class A Certificates has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment will be disbursed to the Trustee for distribution to such Owner of the Class A Certificates upon proof of such payment reasonably satisfactory to the Certificate Insurer).


         The terms "Receipt" and "Received," with respect to the Certificate Insurance Policy, shall mean actual delivery to the Certificate Insurer and to the fiscal agent, if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 noon, New York City time, shall be deemed to be Received on the next Business Day. If any notice or certificate given under the Certificate Insurance Policy by the Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Certificate Insurer or its fiscal agent will promptly so advise the Trustee and the Trustee may submit an amended notice.


         Under the Certificate Insurance Policy, "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banking institutions or trust companies in New York, New York, or the principal place of business of any successor Trustee is authorized or required to be closed.


         The Certificate Insurance Policy is noncancelable.


         THE   CERTIFICATE    INSURANCE   POLICY   IS   NOT   COVERED   BY   THE
PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.


         The Certificate Insurer's obligation under the Certificate Insurance Policy will be discharged to the extent that funds are received by the Trustee for distribution to the Class A Certificateholders, whether or not such funds are properly distributed by the Trustee.



         The Certificate Insurance Policy does not guarantee to the Owners of the Class A Certificates any specific rate of prepayments of principal of the Home Equity Loans. Also, the Certificate Insurance Policy does not guarantee the payment of any Group II Supplemental Interest Amount and does not cover interest shortfalls arising from Prepayments or the application of the Relief Act.


         Claims under the Certificate Insurance Policy will rank equally with any other unsecured debt and unsubordinated obligations of the Certificate Insurer except for certain obligations in respect of tax and other payments to which preference is or may become afforded by statute. Claims against the Certificate Insurer under the Certificate Insurance Policy constitute pari passu claims against the general assets of the Certificate Insurer. The terms of the Certificate Insurance Policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the Depositor. The Certificate Insurance Policy may not be cancelled or revoked prior to payment in full of the Class A Certificates.


         Pursuant to the terms of the Pooling and Servicing Agreement, unless a Certificate Insurer default exists, the Certificate Insurer shall be deemed to be the Certificateholders for all purposes (other than with respect to payment on the Certificates), will be entitled to exercise all rights of the Class A Certificateholders thereunder, without the consent of such Certificateholders, and the Class A Certificateholders may exercise such rights only with the prior written consent of the Certificate Insurer. In addition, the Certificate Insurer will, as a third party beneficiary to the Pooling and Servicing Agreement, have among others, the following rights: (i) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement in the event of an Event of Default by the Master Servicer; (ii) the right to direct the actions of the Trustee during the continuation of a Master Servicer default; (iii) the right to require the Company to repurchase Home Equity Loans for breach of representation and warranty or defect in documentation; and (iv) the right to direct foreclosures upon the failure of the Master Servicer to do so in accordance with the Pooling and Servicing Agreement. The Certificate Insurer's consent will be required prior to, among other things, (i) the appointment of any successor Trustee or Master Servicer or (ii) any amendment to the Pooling and Servicing Agreement (which consent will not be unreasonably withheld).


         Pursuant to the Pooling and Servicing Agreement, the Certificate Insurer is subrogated to the rights of the Owners of the Class A Certificates to the extent of any such payment under the Certificate Insurance Policy.


Credit Enhancement Does Not Apply to Prepayment Risk


         In general, the protection afforded by the Certificate Insurance Policy is protection for credit risk and not for prepayment risk. A claim may not be made under the Certificate Insurance Policy in an attempt to guarantee or insure that any particular rate of prepayment is experienced by the Trust.


                         FEDERAL INCOME TAX CONSEQUENCES


         The following discussion of the material federal income tax consequences of the purchase, ownership and disposition of the Class A Certificates is to be considered only in connection with "Federal Income Tax Considerations" in the Prospectus. The discussion herein and in the Prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the Prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors should consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Class A Certificates.


REMIC Election


         The Trustee will cause one or more elections to be made with respect to certain specified assets of the Trust as real estate mortgage investment conduits ("REMICs") within the meaning of Code Section 860D. Dewey Ballantine LLP, special tax counsel, will advise that, in its opinion, for federal income tax purposes, assuming the REMIC elections are made and compliance with the Pooling and Servicing Agreement, each Class of Class A Certificates will be treated as a "regular interest" in a REMIC.


         For federal income tax purposes, regular interests in a REMIC are treated as debt instruments issued by the REMIC on the date on which those interests are created, and not as ownership interests in the REMIC or its assets. Owners of Class A Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to such Certificates under an accrual method. The prepayment assumption that will be used in determining the rate of accrual of original issue discount on the Class A Certificates is the "Prepayment Assumption." See "Maturity, Prepayment and Yield Considerations" herein and "Federal Income Tax Considerations -- Discount and Premium" in the Prospectus.


         The Owners of the Class A-6 Group II Certificates will be treated for tax purposes as owning two separate investments: (i) Class A-6 Group II Certificates, without the right to receive Supplemental Interest Amounts, and
(ii) the right to receive Supplemental Interest Amounts. The Owners of the Class A-6 Group II Certificates must allocate the purchase price of their Certificates between these two investments based on their relative fair market values. The purchase price allocated to the first investment will be the issue price of the Class A-6 Group II Certificates for calculating accruals of OID (if any). See "Federal Income Tax Consequences--Discount and Premium" in the Prospectus.

         An Owner of a Class A-6 Group II Certificate and the related rights to receive Supplemental Interest Amounts will be treated for federal income tax purposes as having entered into a notional principal contract on the date that it purchases its Certificate. Treasury Regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations") provide that taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting. Any Supplemental Interest Amounts will be periodic payments. Income with respect to periodic payments under a notional principal contract for a taxable year should constitute ordinary income. The purchase price allocated to the right to receive the related Supplemental Interest Amounts will be treated as a nonperiodic payment under the Notional Principal Contract Regulations. Such a nonperiodic payment may be amortized using several methods, including the level payment method described in the Notional Principal Contract Regulations.


         The right to receive the Supplemental Interest Amounts will not constitute: (i) a "real estate asset" within the meaning of section 858(c)(5)(A) of the Internal Revenue Code (the "Code") if held by a real estate investment trust; (ii) a "qualified mortgage" within the meaning of section 860G(a)(3) of the Code or a "permitted investment" within the meaning of section 860G(a)(5) of the Code if held by a REMIC, or (iii) an asset described in section 7701(a)(19)(C)(xi) of the Code if held by a thrift. Moreover, other special rules may apply to certain investors, including dealers in securities and dealers in notional principal contracts.


Taxation of Foreign Investors


         In general, foreign investors will not be subject to U.S. withholding on income from the Class A Certificates. See "Federal Income Tax Considerations -- Foreign Investors -- Grantor Trust Securities and REMIC Regular Securities" in the Prospectus.


                              ERISA CONSIDERATIONS


         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain requirements on those employee benefit plans to which it applies ("ERISA Plan") and on those persons who are fiduciaries with respect to such ERISA Plans. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and certain church plans (as defined in ERISA Section 3(33)), are not subject to ERISA. In accordance with ERISA's general fiduciary standards, before investing in a Class A Certificate, an ERISA Plan fiduciary should determine whether such an investment is permitted under the governing ERISA Plan instruments and is appropriate for the ERISA Plan in view of its overall investment policy and the composition and diversification of its portfolio.


         In addition, provisions of ERISA, and the corresponding provisions of the Code, prohibit a broad range of transactions involving assets of ERISA Plans, individual retirement accounts, and Keogh plans covering only a sole proprietor or partners (collectively, the "Plans") and persons having certain specified relationships to such a Plan ("parties in interest" and "disqualified persons"). Such transactions are treated as "prohibited transactions" under Sections 406 and 407 of ERISA and excise taxes are imposed upon such persons by
Section 4975 of the Code. Certain affiliates of the Originators, the Company, the Master Servicer, the Depositor, any Sub-Servicer, and of the Trustee might be considered "parties in interest" or "disqualified persons" with respect to a Plan. If so, the acquisition or holding of Class A Certificates by or on behalf of such Plan could be considered to give rise to a "prohibited transaction" within the meaning of ERISA or the Code unless an exemption is available. Furthermore, if an investing Plan's assets were deemed to include an interest in the assets of the Home Equity Loans which constitute the Trust Estate and not merely an interest in the Class A Certificates, transactions occurring in the servicing of the Home Equity Loans might constitute prohibited transactions unless an administrative exemption applies.

         The DOL has issued to __________ an administrative exemption, Prohibited Transaction Exemption ____ (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Section 406(a),
Section 406(b)(1) and Section 406(b)(2) of ERISA and the excise taxes imposed pursuant to Sections 4975(a) and (b) of the Code, certain transactions relating to the servicing and operation of asset pools, including pools of home equity loans, and the purchase, sale and holding of asset-backed pass-through certificates, including pass-through certificates evidencing interests in home equity loans, such as the Class A Certificates underwritten by __________ and certain of its affiliates, provided that certain conditions set forth in the Exemption are satisfied.


         If the general conditions of Section II of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(A) through (D) of the Code) in connection with the direct or indirect sale, exchange or transfer of Class A Certificates by Plans in the initial issue of Certificates, the holding of Class A Certificates by Plans or the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by Plans. However, no exemption is provided from the restrictions of Section 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Class A Certificate on behalf of an "Excluded Plan" (defined below) by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes of the Class A Certificates, an Excluded Plan is a Plan sponsored by (1) the Underwriters, (2) the Master Servicer and any Sub-Servicer, (3) the Certificate Insurer, (4) the Trustee, (5) the Company, (6) the Depositor, (7) any Mortgagor with respect to Home Equity Loans constituting more than 5 percent of the aggregate unamortized principal balance of the Home Equity Loans as of the date of initial issuance and (8) any affiliate or successor of a person described in (1) to (7) above (the "Restricted Group").


         If the specific conditions of paragraph I.B of Section I of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Class A Certificates in the initial issuance of Class A Certificates between the Depositor, the Underwriters and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of Plan assets in Class A Certificates is (a) a mortgagor with respect to 5 percent or less of the fair market value of the Home Equity Loans or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Class A Certificates by Plans and (3) the holding of Class A Certificates by Plans.


         If the specific conditions of paragraph I.C of Section I of the Exemption are satisfied, the Exemptions may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Trust.


         The Exemption may provide an exemption from the restrictions imposed by
Section 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a "party in interest" or a "disqualified person" with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of such Plan's ownership of Class A Certificates.


         The Exemption sets forth the following seven general conditions which must be satisfied for a transaction to be eligible for exemptive relief thereunder.

                  (1) The acquisition of the certificates by a Plan is on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;


                  (2) The rights and interests evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust;


                  (3) The certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poor's, a division of the McGraw-Hill Companies ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Rating Co. ("D&P") or Fitch Investors Service, Inc. ("Fitch");


                  (4) The trustee is not an affiliate of any other member of the Restricted Group (as defined above);


                  (5) The sum of all payments made to and retained by the Underwriters in connection with the distribution of certificates represents not more than reasonable compensation for underwriting the certificates. The sum of all payments made and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than the fair market value of such loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under the pooling and servicing agreement and reimbursement of such person's reasonable expenses in connection therewith; and


                  (6) The Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933.


                  (7) The trust fund must also meet the following requirements:


                             (i) the  corpus  of the  trust  fund  must  consist
                  solely of assets of the type that have been included in other investment pools;


                             (ii) certificates in such other investment pools must have been rated in one of the three highest generic rating categories of S&P, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of certificates; and


                             (iii) certificates evidencing interests in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of certificates.


         It is a condition of issuance of the Class A Certificates that they be rated ___ or ___ by ___ and ___, respectively. Before purchasing a Class A Certificate, based on the Exemption, a fiduciary of a Plan should itself confirm
(1) that such Certificate constitutes a "certificate" for purposes of the Exemption and (2) that the specific conditions set forth in Section I of the Exemption, the general conditions set forth in Section II of the Exemption and the other requirements set forth in the Exemption would be satisfied.


         Any person purchasing a Class A-6 Group II Certificate and the related right to receive Supplemental Interest Amounts will have acquired for purposes of ERISA and for federal income tax purposes, such Class A-6 Group II Certificate without the right to receive the Supplemental Interest Amounts, together with the right to receive the Supplemental Interest Amounts. The Exemption does not apply to the acquisition, holding or resale of the right to receive the Supplemental Interest Amounts. Accordingly, the acquisition of the right to receive the Supplemental Interest Amounts by a Plan could result in a prohibited transaction unless another administrative exemption to ERISA's prohibited transaction rules is applicable. One or more alternative exemptions may be available with respect to certain prohibited transaction rules of ERISA that might apply in connection with the initial purchase, holding and resale of the right to receive the Supplemental Interest Amounts, including, but not limited to: (i) Prohibited Transaction Class Exemption ("PTCE") 91-38, regarding investments by bank collective investment funds; (ii) PTCE 90-1, regarding investments by insurance company pooled separate accounts; (iii) PTCE 84-14, regarding transactions negotiated by qualified professional asset managers; or (iv) PTCE 75-1, Part II, regarding principal transactions by broker-dealers (the "Principal Transactions Exemption"). It is believed that the conditions of the Principal Transactions Exemption will be met with respect to the acquisition of a right to receive the Supplemental Interest Amounts by a Plan, so long as such Underwriter is not a fiduciary with respect to the Plan (and is not a party in interest with respect to the Plan by reason of being a participating employer or affiliate thereof). Before purchasing Class A-6 Group II Certificates based on an administrative exemption (or exemptions), a fiduciary of a Plan should determine whether the conditions of such exemption (or exemptions) would be met and whether the scope of the relief provided by such exemption (or exemptions) would cover all acts that might be construed as prohibited transactions.


         Prospective Plan investors in the Class A Certificates should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Class A Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Class A Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


         In addition to the matters described above, purchasers of a Class A Certificate that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 114 S.CT. 517 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers using insurance company general account assets should determine whether the decision affects their ability to make purchases of the Class A Certificates.


Non-ERISA Plans


         Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in the Class A Certificates without regard to the ERISA restrictions described above, subject to applicable provisions of other federal and state laws.


                                     RATINGS


         Ratings which are assigned to securities such as the Class A Certificates generally evaluate the ability of the issuer (i.e., the Trust) and any guarantor (i.e., the Certificate Insurer) to make timely payment when such payments are due, as required by such securities. The amounts which are "due" with respect to the Class A Certificates consist of principal and interest. In general, ratings address credit risk and not prepayment risk. The ratings issued with respect to the Class A-6 Group II Certificates do not cover the payment of the Supplemental Interest Amounts.


         It is a condition of the original issuance of the Class A Certificates that they receive ratings of ___ or ___ by ___ and ___, respectively. Explanations of the significance of such rating may be obtained from such rating agency. The ratings will be the views only of such rating agencies. There is no assurance that any such ratings will continue for any period of time or that such ratings will not be revised or withdrawn. Any such revision or withdrawal of such ratings may have an adverse effect on the market price of the Class A Certificates. A security rating is not a recommendation to buy, sell or hold securities.


                         LEGAL INVESTMENT CONSIDERATIONS


         The  Class  A  Certificates  will  not  constitute   "mortgage  related
securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly, many institutions may not be legally authorized to invest in the Class A Certificates.



                              PLAN OF DISTRIBUTION

         [Under the terms and subject to the conditions contained in an Underwriting Agreement dated __________ (the "Underwriting Agreement"), __________ and ___________ (together, the "Underwriters") have agreed to purchase, and the Depositor has agreed to sell, the Class A Certificates offered hereby.]


         [In the Underwriting Agreement, each of the Underwriters has agreed, subject to the terms and conditions set forth therein, to purchase, the principal amount of the Class A Certificates set forth opposite its name below.]


                      Underwriter                    Principal Amount of Class
                                                            A Certificates

-------------------------------------------------

-----------......................................
-----------......................................
-------------------------------------------------
         Total...................................


         [The Underwriters have advised the Depositor that they propose to offer the Class A Certificates for sale from time to time in one or more transactions (which may include block transactions), in negotiated transactions or otherwise, or a combination of such methods of sale, at market prices prevailing at the time of sale or at negotiated prices. The Underwriters may effect such transactions by selling the Class A Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and/or the purchasers of the Class A Certificates for whom they may act as agents. In connection with the sale of the Class A Certificates, the Underwriters may be deemed to have received compensation from the Depositor in the form of underwriting discounts, and the Underwriters may also receive commissions from purchasers of the Class A Certificates for whom it may act as agent. The Underwriters and any dealers that participate with the Underwriters in the distribution of the Class A Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of the Class A Certificates by them may be deemed to be underwriting discounts or commissions.]


         [The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions precedent and that the Underwriters will be obligated to purchase all the Class A Certificates offered hereby if any are purchased. ]


         [The Class A Certificates are a new issue of securities with no established trading market. The Underwriters have advised the Depositor that they intend to act as market makers for the Class A Certificates. However, the Underwriters are not obligated to do so and may discontinue any market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Class A Certificates.]


         [The Depositor has agreed to indemnify each Underwriter against certain liabilities, including civil liabilities under the Securities Act of 1933, or contribute to payments which either Underwriter may be required to make in respect thereof.]


         [This Supplement to the Prospectus is to be used by First Union Capital Markets Corp. in connection with offers and sales related to market-making transactions in the Certificates in which First Union Capital Markets Corp. acts as principal. First Union Capital Markets Corp. also may act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]




                                     EXPERTS


         The consolidated balance sheets of ________________ and Subsidiaries, as of __________ and ____ and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended __________, incorporated by reference in this Prospectus
Supplement, have been incorporated herein in reliance upon the report of __________, independent accountants, given on the authority of that firm as experts in accounting and auditing.


                              CERTAIN LEGAL MATTERS


         Certain legal matters concerning the issuance of the Certificates will be passed upon by __________.



                                     ANNEX I

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES


         Except in certain limited circumstances, the globally offered __________ Home Equity Loan Trust _____ Class A Certificates (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of DTC, CEDEL or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. settlement and all secondary trades will settle in same-day funds.



         Secondary market trading between investors through CEDEL and Euroclear will be conducted in the ordinary way in accordance with the normal rules and operating procedures of CEDEL and Euroclear and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).


         Secondary  market  trading  between   investors  through  DTC  will  be
conducted according to DTC's rules and procedures applicable to U.S. corporate debt obligations.


         Secondary cross-market trading between CEDEL or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositories of CEDEL and Euroclear (in such capacity) and as DTC Participants.


         Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Settlement


         All Global Securities will be held in book-entry form by DTC in the name of Cede as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, CEDEL and Euroclear will hold positions on behalf of their participants through their Relevant Depository which in turn will hold such positions in their accounts as DTC Participants.


         Investors electing to hold their Global Securities through DTC will follow DTC settlement practices. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.


         Investors electing to hold their Global Securities through CEDEL or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.


Secondary Market Trading


         Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.


         Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior home equity loan asset-backed certificates issues in same-day funds.


         Trading between CEDEL and/or Euroclear Participants. Secondary market trading between CEDEL Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.


         Trading between DTC, Company and CEDEL or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a CEDEL Participant or a Euroclear Participant, the purchaser will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. CEDEL or Euroclear will instruct the Relevant Depository, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the Relevant Depository to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the CEDEL Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the CEDEL or Euroclear cash debt will be valued instead as of the actual settlement date.


         CEDEL Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within CEDEL or Euroclear. Under this approach, they may take on credit exposure to CEDEL or Euroclear until the Global Securities are credited to their account one day later.


         As an alternative, if CEDEL or Euroclear has extended a line of credit to them, CEDEL Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, CEDEL Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although the result will depend on each CEDEL Participant's or Euroclear Participant's particular cost of funds.


         Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for crediting Global
Securities to the respective European Depository for the benefit of CEDEL Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.


         Trading between CEDEL or Euroclear Company and DTC Purchaser. Due to time zone differences in their favor, CEDEL Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depository, to a DTC Participant. The seller will send instructions to CEDEL or Euroclear through a CEDEL Participant or Euroclear Participant at least one business day prior to settlement. In these cases CEDEL or Euroclear will instruct the respective Depository, as appropriate, to credit the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of CEDEL Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). In the event that the CEDEL Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the CEDEL Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.


         Finally, day traders that use CEDEL or Euroclear and that purchase Global Securities from DTC Participants for delivery to CEDEL Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action is taken. At least three techniques should be readily available to eliminate this potential problem:


         (a) borrowing through CEDEL or Euroclear for one day (until the purchase side of the trade is reflected in their CEDEL or Euroclear accounts) in accordance with the clearing system's customary procedures;


         (b) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their CEDEL or Euroclear account in order to settle the sale side of the trade; or

         (c) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the CEDEL Participant or Euroclear Participant.


Certain U.S. Federal Income Tax Documentation Requirements


         A beneficial owner of Global Securities holding securities through CEDEL or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined below), unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:


         Exemption for Non-U.S. Persons (Form W-8). Beneficial Certificate Owners of Global Securities that are Non-U.S. Persons (as defined below) can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.


         Exemption for Non-U.S.  Persons with effectively connected income (Form
4224). A Non-U.S. Person (as defined below), including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).


         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by Certificate Owners or their agent.


         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).


         U.S. Federal Income Tax Reporting Procedure. The Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files for exemption by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 each are effective for three calendar years and Form 4224 is effective for one calendar year.


         On April 22, 1996 the IRS issued proposed regulations relating to (i) withholding income tax on U.S.-source income paid to Non-U.S. Persons; (ii) claiming Non-U.S. Person status to avoid backup withholding; and (iii) reporting to the IRS of payments to Non-U.S. Persons. The proposed regulations would substantially revise some aspects of the current system for withholding on and reporting amounts paid to Non-U.S. Persons. The regulations unify current certification procedures and forms and reliance standards are clarified. Most forms are proposed to be combined into a single form: Form W-8. The regulations are proposed to be effective for payments made after December 31, 1997. Certificates issued, however, on or before the date that is 60 days after the proposed regulations are made final will continue to be valid until they expire. All proposed regulations are subject to change before adoption in their final form. No reliable prediction can be made as to when, if ever, the proposed regulations will be made final and if so, as to their final form.

         The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income or (iv) a trust if a court within the United States can exercise primary supervision over its administration and at least one United States fiduciary has the authority to control all substantial decisions of the trust. The term "Non-U.S. Person" means any person who is not a U.S. Person. This discussion does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.




                                           INDEX OF PRINCIPAL DEFINITIONS

Term                                             Page         Term                                             Page

                                                               Cooperative........................................52
1933 Act............................................4          Coupon Rates........................................8
                                                               CPR................................................38
Account............................................61          Cut-Off Date........................................8
Appraised Values...........................25, 26, 32
                                                               D&P................................................73
Balloon Loans.......................................8          Definitive Certificate.............................51
Beneficial Certificate Owners......................16          Delinquency Advances...............................45
Book-Entry Certificates............................50          Depositor........................................3, 6
business day.......................................47          Depositor Optional Termination Date................18
                                                               DTC.............................................4, 16
Cede............................................4, 16          DTC Participants...................................52
CEDEL..............................................16
CEDEL Participants.................................52          Eligible Investments...............................62
Certificate Account................................45          ERISA..........................................19, 71
Certificate Insurance Policy........................1          ERISA Plan.........................................71
Certificate Insurer.................................1          Euroclear..........................................16
Certificateholder...................................4          Euroclear Operator.................................52
Certificates.....................................1, 6          Euroclear Participants.............................52
Chase..............................................16          European Depositories..........................16, 50
Citibank...........................................16          Exchange Act........................................5
Class..............................................43          Exemption..........................................71
Class A Carry-Forward Amount.......................15
Class A Certificate Principal Balance..............14          Financial Intermediary.............................51
Class A Certificates.............................1, 6          Fitch..............................................73
Class A Distribution Amount........................15
Class A Group I Certificate Principal Balance......14          Global Securities..................................76
Class A Group I Certificates.....................1, 6          Group I...................................3, 6, 8, 23
Class A Group II Certificate Principal Balance.....14          Group I Available Funds Pass-Through Rate..........10
Class A Insured Distribution Amount................15          Group I Certificates.............................1, 6
Class A Principal Distribution Amount..............12          Group I Monthly Remittance.........................44
Class A-1 Pass-Through Rate........................10          Group I Principal Remittance Amount................44
Class A-2 Pass-Through Rate........................10          Group I Subordination Deficit......................49
Class A-3 Pass-Through Rate........................10          Group I Total Available Funds......................50
Class A-4 Pass-Through Rate........................10          Group II..................................3, 6, 8, 23
Class A-5 Lockout Distribution Amount..........12, 46          Group II Certificates............................1, 6
Class A-5 Lockout Percentage.......................12          Group II Monthly Remittance........................44
Class A-5 Lockout Pro Rata                                     Group II Principal Remittance Amount...............44
   Distribution Amount.........................14, 46          Group II Subordination Deficit.....................49
Class A-5 Pass-Through Rate........................10          Group II Supplemental Interest Amount..............10
Class A-6 Available Funds Pass-Through Rate........10          Group II Supplemental Interest Amounts.............45
Class A-6 Formula Pass-Through Rate................10          Group II Total Available Funds.....................50
Class A-6 Group II Certificates..................1, 6
Class A-6 Pass-Through Rate........................10          HEP................................................38
Class B Certificates.............................3, 6          Home Equity Prepayment.............................38
Code................................................3
Combined Loan-to-Value Ratio.......................32          Insurance Agreement................................17
Commission..........................................4          Insurance Proceeds.................................12
Company.............................................6          Interest Determination Date........................47

                                       i




Term                                             Page         Term                                             Page



Interest Remittance Amount.........................44          Supplemental Interest Account......................45

LIBOR..............................................10          Terms and Conditions...............................53
Liquidation Proceeds...............................12          Total Available Funds..............................50
                                                               Trust............................................1, 6
Master Servicer..............................3, 6, 54          Trust Estate.......................................65
Monthly Remittance.................................44          Trustee..........................................3, 6
Moody's............................................73
 Home Equity Loan Group..................3, 6, 8, 23           U.S. Person.........................................v
 Home Equity Loan Groups...........................3           Underwriters....................................1, 75
 Home Equity Loans..............................1, 6           Underwriting Agreement.............................75
Mortgaged Properties................................6
Mortgages........................................6, 8          Weighted average life..............................38
Mortgagors.........................................37

Net Liquidation Proceeds...........................12
Notional Principal Contract Regulations............70

Original Group I Pool Principal Balance.............8
Original Group II Pool Principal Balance............8
Original Pool Principal Balance.....................8
Originators.........................................3
Owner...............................................4

Participants.......................................50
Payment Date................................3, 11, 43
Plans..........................................19, 71
Policy Payments Account............................45
Pool................................................1
Pooling and Servicing Agreement..............3, 6, 43
Prepayment Assumption..........................38, 70
Prepayments........................................12
Principal and Interest Account.....................44
Principal Remittance Amount........................44

Record Date.........................................3
Reference Banks....................................47
Released Mortgaged Property Proceeds...............12
Relief Act.........................................15
REMICs..............................................3
Remittance Period..................................45
Residual Certificates...........................6, 43
Restricted Group...................................72
Reuters Screen LIBO Page...........................47
Rules..............................................51

S&P................................................72
Sale Agreement......................................3
Servicing Fee......................................17
SMMEA..............................................19
Specified Subordinated Amount......................48
Subordinated Amount................................48
Subordination Deficiency...........................49
Subordination Increase Amount......................49
Subordination Reduction Amount.....................49



===========================================================      ===========================================================

No  dealer,  salesperson  or any  other  person  has  been
authorized  to  give  any   information  or  to  make  any                               __________
representation    not   contained   in   this   Prospectus                         Home Equity Loan Trust
Supplement  and the  Prospectus,  if given  or made,  such                                 _____
information or  representations  may not be relied upon as
having been authorized by the Company,  the Depositor,  or
by the  Underwriters.  This Prospectus  Supplement and the                               $
Prospectus  do not  constitute  an  offer  to  sell,  or a
solicitation  of an offer to buy, the  securities  offered
hereby  in any  jurisdiction  to any  person to whom it is
unlawful   to  make  such  offer  in  such   jurisdiction.                     Home Equity Loan Pass-Through
Neither the  delivery  of this  Prospectus  Supplement  or                             Certificates,
Prospectus  nor any sale made hereunder  shall,  under any
circumstances,  create any  implication  that  information
herein is  correct as of any time  subsequent  to the date                              Series _____
hereof or that there has been no change in the  affairs of
the Company,  the Master Servicer,  the Depositor,  or the
Certificate Insurer since such date.

------------------------------------------
                    TABLE OF CONTENTS
                  PROSPECTUS SUPPLEMENT
                                                      Page
Available Information...................................4
Reports to the Holders..................................4
Incorporation of Certain Documents by ReferenceError! Boo
kmark not defined
Summary.................................................5
Risk Factors...........................................18
Use of Proceeds........................................20
The Company............................................20
Servicing..............................................20
Loan Loss  Experience on the  Company'sportfolio
   of  Home Equity Loans...............................22
The  Home Equity Loan Pool.............................22
Description of the Certificates........................43
Trustee................................................63
The   Certificate   Insurance   Policy  and  the
   Certificate Insurer.................................67                         $__________ Class A-1 Group I Certificates,
Federal Income Tax Consequences........................69                                  Variable Pass-Through Rate
Erisa Considerations...................................70                                       --------------
Ratings................................................73                         $__________ Class A-2 Group I Certificates,
Legal Investment Considerations........................74                                    _____% Pass-Through Rate
 Plan of DistributionError! Bookmark not defined.                                                    --------------
                                                                                   $__________ Class A-3 Group I Certificates,
Experts................................................75                                    _____% Pass-Through Rate
Certain Legal Matters..................................75                                            --------------
                                                                                    $_________ Class A-4 Group I Certificates,
------------------------------------------                                                   _____% Pass-Through Rate
                        PROSPECTUS                                                                   --------------
Summary of Prospectus....................................                          $__________ Class A-5 Group I Certificates,
Risk Factors.............................................                                    _____% Pass-Through Rate
Prospectus Supplement....................................                                          --------------
Reports to Holders.......................................                         $__________ Class A-6 Group II Certificates,
Available Information....................................                                   Variable Pass-Through Rate
Incorporation of Certain Documents by Reference.
The  Home Equity Loan Pool...............................                                           --------------
Summary of Prospectus....................................
Description of the Securities..........................43                                           __________
The Trust Funds........................................63                                            Company
Credit Enhancement.....................................67
Servicing of Loans.....................................69                        --------------------------------------------
The Agreements.........................................70                                    PROSPECTUS SUPPLEMENT
Certain Legal Aspects..................................73
Legal Investment Considerations........................74                        --------------------------------------------
 Plan of DistributionError! Bookmark not defined.
Experts................................................75
Certain Legal Matters..................................75                                           ----------
                                                                                                    __________
------------------------------------------

Until  90  days   after   the  date  of  this   Prospectus                                          __________
Supplement,  all  dealers  effecting  transactions  in the
Class A  Certificates,  whether  or not  participating  in
this   distribution,   may  be   required   to  deliver  a
Prospectus   Supplement  or  a  Prospectus.   This  is  in
addition  to  the  obligation  of  dealers  to  deliver  a
Prospectus   Supplement  and  Prospectus  when  acting  as
underwriters  and with respect to their unsold  allotments
or  subscriptions.
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